Registration No. 33-87904

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 9 TO FORM S-6

FOR REGISTRATION UNDER THE SECURITIES
ACT OF 1933 OF SECURITIES OF
UNIT INVESTMENT TRUSTS REGISTERED
ON FORM N-8B-2

A.	Exact name of Trust:	Massachusetts Mutual Variable Life Separate Account I
B.	Name of Depositor:	Massachusetts Mutual Life Insurance Company
C.	Complete address of Depositor's principal executive offices:	1295 State Street Springfield, MA 01111

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b) of Rule 485.

X	on May 1, 2001 pursuant to paragraph (b) of Rule 485.

60 days after filing pursuant to paragraph (a) of Rule 485

on May 1, 2001 pursuant to paragraph (a) of Rule 485.

this post effective amendment designates a new effective date for a previously filed post effective amendment.

CROSS REFERENCE TO ITEMS REQUIRED

BY FORM N-8B-2

Item No. of Form N-8B-2	Caption

1	Cover Page; Glossary; The Separate Account

2	Cover Page; The Separate Account

3	Investments of the Separate Account

4	Sales and Other Agreements

5	The Separate Account

6	The Separate Account

7	Not Applicable

8	Not Applicable

9	Legal Proceedings

10	Cover Page; Premiums; Death Benefit Under the Policy; Free Look Provision

11	Account Value; Policy Loan Privilege; The Separate Account; Charges Under the Policy; Sales and Other Agreements; When We Pay Proceeds; Payment Options; Our Rights; Your Voting Rights

12	The Separate Account; Sales and Other Agreements

13	The Separate Account; Charges Under the Policy

14	Premiums;The Separate Account; Sales and Other Agreements

15	Premiums;General Provisions of the Policy

CROSS REFERENCE TO ITEMS REQUIRED

BY FORM N-8B-2

Item No. of Form N-8B-2	Caption

16	The Separate Account; Account Value

17	The Separate Account; Account Value; Payment Options

18	The Separate Account

19	Records and Reports

20	Not Applicable

21	Policy Loan Privilege

22	Not Applicable

23	Bonding Arrangement

24	Limits on Our Right to Challenge the Policy; Suicide; Misstatement of Age or Sex; Assignment; Beneficiary; Our Rights; The Separate Account

25	Cover Page

26	Not Applicable

27	Cover Page

28	Directors and Executive Officers of MassMutual

29	Cover Page

30	Not Applicable

31	Not Applicable

32	Not Applicable

33	Not Applicable

CROSS REFERENCE TO ITEMS REQUIRED

BY FORM N-8B-2

Item No. of Form N-8B-2	Caption
34	Not Applicable

35	Cover Page

36	Not Applicable

37	Not Applicable

38	Sales and Other Agreements

39	Sales and Other Agreements

40	Sales and Other Agreements

41	Sales and Other Agreements

42	Not Applicable

43	Sales and Other Agreements

44	The Separate Account; Investment Return Charges for Federal Income Tax; Charges Under The Policy

45	Not Applicable

46	The Separate Account; Investment Return

47	The Separate Account

48	The Separate Account; Investment Return

49	Not Applicable

50	The Separate Account

51	Cover Page; Availability; Underwriting; Free Look Provision; Beneficiary; Reinstatement; Premiums

52	The Separate Account; Our Rights

53	Federal Income Tax Considerations

CROSS REFERENCE TO ITEMS REQUIRED

BY FORM N-8B-2

Item No. of Form N-8B-2	Caption

54	Not Applicable

55	Not Applicable

56	Not Applicable

57	Not Applicable

58	Not Applicable

59	Financial Statements

Massachusetts Mutual Life Insurance Company

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE

This prospectus describes a flexible premium variable whole life insurance policy offered by Massachusetts Mutual Life Insurance Company (“MassMutual”). The policy provides lifetime insurance protection for as long as it remains in force.

You, the policyowner, may allocate the net premium for Your policy among several investment options. These investment options include a Guaranteed Principal Account (“GPA”) and thirty-three Separate Account Divisions of a segment of Massachusetts Mutual Variable Life Separate Account I. Each of the Separate Account Divisions invests in a corresponding Fund. The Separate Account Divisions invest in the following Funds:

MML Series Investment Fund
MML Emerging Growth Fund
MML Growth Equity Fund
MML OTC 100 Fund
MML Small Cap Growth Equity Fund
MML Money Market Fund
MML Equity Fund
MML Equity Index Fund – Class II Shares
MML Blend Fund
MML Managed Bond Fund

Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA

MFS® Variable Insurance Trust SM
MFS® New Discovery Series
MFS® Emerging Growth Series
MFS® Research Series

T. Rowe Price Equity Series, Inc.
T. Rowe Price New America Growth Portfolio
T. Rowe Price Mid-Cap Growth Portfolio

Oppenheimer Variable Account Funds
Oppenheimer Global Securities Fund/VA
Oppenheimer Main Street® Small Cap Fund/VA*
Oppenheimer Aggressive Growth Fund/VA
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Main Street® Growth & Income Fund/VA
Oppenheimer Multiple Strategies Fund/VA
Oppenheimer High Income Fund/VA
Oppenheimer Strategic Bond Fund/VA
Oppenheimer Bond Fund/VA
Oppenheimer Money Fund/VA

Goldman Sachs Variable Insurance Trust
Goldman Sachs VIT Capital Growth Fund
Goldman Sachs VIT Mid Cap Value Fund
Goldman Sachs VIT CORE SM U.S. Equity Fund
(CORE SM is a Service Mark of Goldman Sachs & Co.)
Goldman Sachs VIT Growth and Income Fund

Janus Aspen Series
Janus Aspen Capital Appreciation Portfolio
Janus Aspen Worldwide Growth Portfolio

American Century Variable Portfolios, Inc.
American Century VP Income & Growth Fund
American Century VP Value Fund

*Prior to May 1, 2001, this fund was called the Oppenheimer Small Cap Growth Fund/VA.

Your policy is “flexible” because You may select the timing and amount of premium payments. You may choose to increase or decrease the death benefit and change the death benefit option under Your policy. Your policy is “variable” because the death benefit may, and cash surrender value will, vary in accordance with the underlying investment experience of the Separate Account Divisions where your account value is held.

MassMutual is a mutual life insurance company established in 1851 under the laws of Massachusetts. We are licensed to transact life, accident and health insurance business in all fifty states of the United States, the District of Columbia, Puerto Rico and certain provinces of Canada. As of December 31, 2000, MassMutual had consolidated statutory assets in excess of $73 billion and estimated total assets under management of $213.1 billion. The mailing address for the Home Office is Massachusetts Mutual Life Insurance Company, Springfield, Massachusetts 01111-0001. The telephone number is (413) 788-8411.

May 1, 2001

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any state where the offer or sale is not permitted. This prospectus is valid only when accompanied by the prospectuses of the Funds.

You should read and retain this prospectus.

Replacing existing insurance with the policy described in this prospectus may not be to Your advantage.

This prospectus is not an offering in any jurisdiction where the policy is not available. MassMutual has not authorized any person to make any representations about the policy other than those contained in this prospectus.

I - General Provisions Of The Policy

This section of the prospectus describes the general provisions of the policy and is subject to the terms of the policy.

In the event of a conflict between the terms within this prospectus and the terms of the policy, the policy terms will control.

Certain provisions of the policy as described in this prospectus may differ in a particular state because of specific state requirements.

We define the following terms in Appendix A:

Case, Fixed Account Value, Insured, Issue Date, Monthly Calculation Date, Net Premium, Policy Anniversary, Policy Date, Policy Year, Policyowner, Valuation Date, Valuation Period, Valuation Time, and Variable Account Value.

Throughout the prospectus, MassMutual is referred to as We, Us or Our, and the policyowner is referred to as You or Your.

Availability.

The policy is available on a case basis. We may define a case as one person. All policies within a case are aggregated for purposes of determining issue dates, policy dates, underwriting requirements and sales load percentages. If an individual owns the policy as part of an employer sponsored program, he or she may exercise all rights and privileges under the policy through their employer or other sponsoring entity acting as case administrator. After termination of the employment or other relationship, the individual may exercise such rights and privileges directly with MassMutual.

The minimum total selected face amount is $25,000 per policy. At the time of issue, the insured must be age 20 through age 85 as of his/her birthday nearest the policy date for policies we issue with regular underwriting. At the time of issue, the insured must be age 20 through age 65 as of his/her birthday nearest the policy date for policies We issue with guaranteed issue or simplified issue underwriting.

Underwriting.

We currently offer three different underwriting programs:

1.	Regular underwriting;

2.	Simplified issue underwriting*; and

3.	Guaranteed issue underwriting*.

The cost of insurance charges vary depending on the type of underwriting We use.

*In certain states, guaranteed issue underwriting may be referred to as “limited underwriting” and simplified issue underwriting may be referred to as “simplified underwriting.”

Charges Under The Policy.

We deduct certain charges for providing the insurance benefits under Your policy, for administering Your policy, for assuming certain risks and for incurring certain expenses in distributing Your policy. A summary of these charges is as follows, and a more detailed description follows this chart:

Charges		Current Rate			Guaranteed Rate

Deductions from Premium	Sales Load Charge	For policies issued under a case installed on the administration system on or after January 1, 1997 (not applicable in New York):			For policies issued under a case installed on the administration system on or after January 1, 1997 (not applicable in New York):

		Initial Case Premium Paid	Years 1-5	Years 6+	Initial Case Premium Paid	Years 1-5	Years 6+
		Less than $3,500,000			Less than $3,500,000
		Less than or equal to the Minimum Planned Annual Premium	18.00%	6.00%	Less than or equal to the Minimum Planned Annual Premium	18.00%	6.00%
		Greater than the Minimum Planned Annual Premium	6.00%	6.00%	Greater than the Minimum Planned Annual Premium	6.00%	6.00%
		Greater than or equal to $3,500,000 but less than $7,000,000	5.50%	5.50%	Greater than or equal to $3,500,000 but less than $7,000,000	5.50%	5.50%
		Greater than or equal to $7,000,000 but less than $10,000,000	3.25%	3.25%	Greater than or equal to $7,000,000 but less than $10,000,000	3.25%	3.25%
		Greater than or equal to $10,000,000.75%		.75%	Greater than or equal to $10,000,000.75%		.75%

		For policies issued under a case installed on the administration system prior to January 1, 1997 and for all policies issued under a case in New York:			For policies issued under a case installed on the administration system prior to January 1, 1997 and for all policies issued under a case in New York:

		Initial Case Premium Paid	Years 1-5	Years 6+	Initial Case Premium Paid	Years 1-5	Years 6+
		Less than $1,000,000			Less than $1,000,000
		Less than or equal to the Minimum Planned Annual Premium	18.00%	6.00%	Less than or equal to the Minimum Planned Annual Premium	18.00%	6.00%
		Greater than the Minimum Planned Annual Premium	6.00%	6.00%	Greater than the Minimum Planned Annual Premium	6.00%	6.00%
		Greater than or equal to $1,000,000 but less than $2,500,000	7.00%	7.00%	Greater than or equal to $1,000,000 but less than $2,500,000	7.00%	7.00%
		Greater than or equal to $2,500,000 but less than $5,000,000	5.50%	5.50%	Greater than or equal to $2,500,000 but less than $5,000,000	5.50%	5.50%
		Greater than or equal to $5,000,000 but less than $10,000,000	4.00%	4.00%	Greater than or equal to $5,000,000 but less than $10,000,000	4.00%	4.00%
		Greater than or equal to $10,000,000	3.25%	3.25%	Greater than or equal to $10,000,000	3.25%	3.25%

	State Premium Tax Charge	0% to 5% of each premium, depending on Your state’s applicable rate			This charge will always equal the applicable state rate

	Deferred Acquisition Cost Tax Charge	1% of each premium			This charge will always represent the expense to MassMutual of the federal acquisition deferred cost tax

Account Value Charges	Administrative Charge	$5.25 per month ($63.00 annually)			$9.00 per month ($108.00 annually)

Charges		Current Rate	Guaranteed Rate

Cost of Insurance Charge	A per thousand rate multiplied by the
amount at risk each month. This charge
varies by the insured’s sex, issue age
and smoking classification; the policy
year We make the deduction; the rating
class of Your policy and the
		underwriting classification of the case	The maximum monthly cost of insurance charge for each $1,000 of insurance is shown in the Table of Maximum Monthly Mortality Charges in Your policy

	Underwriting Charge (for regular underwritten	Issue Age 20-24 Policy years 1-5: $0.00583 per month of a specified amount Policy years 6+: 0	Issue Age 20-24 Policy years 1-5: $0.00583 per month of a specified amount Policy years 6+: 0
	policies only)	Issue Age 25-34 Policy years 1-4: $0.00833 per month of a specified amount Policy years 5+: 0	Issue Age 25-34 Policy years 1-4: $0.00833 per month of a specified amount Policy years 5+: 0
		Issue Age 35-39 Policy years 1-3: $0.01250 per month of a specified amount Policy years 4+: 0	Issue Age 35-39 Policy years 1-3: $0.01250 per month of a specified amount Policy years 4+: 0
		Issue Age 40-44 Policy years 1-2: $0.02500 per month of a specified amount Policy years 3+: 0	Issue Age 40-44 Policy years 1-2: $0.02500 per month of a specified amount Policy years 3+: 0
		Issue Age 45-49 Policy year 1: $0.05000 per month of a specified amount Policy years 2+: 0	Issue Age 45-49 Policy year 1: $0.05000 per month of a specified amount Policy years 2+: 0
		Issue Age 50-85 Policy year 1: $0.05833 per month of a specified amount Policy years 2+: 0	Issue Age 50-85 Policy year 1: $0.05833 per month of a specified amount Policy years 2+: 0

Separate Account Charges	Mortality and Expense Risks Charge	0.30% annually of each Separate Account Division’s assets	0.60% annually of each Separate Account Division’s assets

Fund Charges		SEE FUND CHARGE TABLE	SEE FUND CHARGE TABLE

Other Charges	Withdrawal Charge	2.0% of the withdrawn amount, but not greater than $25.00	2.0% of the withdrawn amount, but not greater than $25.00

	Substitute Insured Charge	$75.00	$75.00

	Loan Interest Crediting Rate Charge	0.75%	0.75%

Deductions From Premiums.

Prior to applying Your premium to the GPA or the selected Separate Account Divisions, We deduct a sales load, state premium tax and a deferred acquisition cost tax charge from Your premium.

Sales Load.
We deduct a sales load from Your premium for the expenses related to the sales and distribution of the policies. The sales load is based on the total initial case premium paid on all policies under a case before we installed the case on the administration system.

State Premium Tax Charge.
States assess premium taxes at various rates. We currently deduct the applicable state rate from each premium to cover premium taxes assessed against MassMutual by the states. The state rate will be either the Massachusetts rate or the applicable state rate.

We may increase or decrease this charge if there is any change in the tax or change of residence. You should notify MassMutual of any residence change. Any change in this charge will be effective immediately.

Deferred Acquisition Cost (“DAC”) Tax Charge.
This charge is related to MassMutual’s federal income tax burden, under Internal Revenue Code Section 848.

Account Value Charges.

On each monthly calculation date, We deduct from Your account value the following charges:

1.	An administrative charge;

2.	A cost of insurance charge;

3.	An underwriting charge (if applicable); and

4.	Any rider charge (if applicable).

We deduct these charges from Your account value in proportion to the non-loaned account value in the Separate Account and the GPA.

1. Administrative Charge.
We deduct a monthly charge for costs We incur for providing certain administrative services. These services include premium billing and collection, record keeping, processing claims, and communicating with policyowners.

2. Cost of Insurance Charge.
(We refer to this charge as the “Mortality Charge” in Your policy.)
We deduct a cost of insurance charge on each monthly calculation date. This charge is based on the:

•	Insured’s sex;

•	Insured’s issue age;

•	Insured’s smoking classification;

•	Policy year in which We make the deduction;

•	Rating class of the policy; and

•	Underwriting classification of the case.

This charge may vary monthly because it is determined by multiplying the applicable cost of insurance rates by the amount at risk each policy month. We will apply any change in this charge to all policies in the same class.

3. Underwriting Charge.
We currently deduct a monthly underwriting charge from policies that We issue under a regular underwriting basis. We use this charge to reimburse Us for the costs associated with performing regular underwriting on potential policyowners. We base this charge on the initial selected face amount. This charge is fixed for a set number of policy years.

4. Rider Charge.
We will deduct applicable monthly rider charges for any additional benefits We provide to You by rider.

Separate Account Charges

Mortality And Expense Risk Charge.
(We refer to this charge as the “Net Investment Factor Asset Charge” in Your policy.)
We charge the Separate Account Divisions for the mortality and expense risks We assume. This charge varies by policy year, and we deduct it from the value of each Separate Account Division’s assets attributable to the policies.

The mortality risk We assume is that the group of lives insured under Our policies may, on average, live for shorter periods of time than We estimated. The expense risk We assume is that Our costs of issuing and administering policies may be more than We estimated.

If all the money We collect from this charge is not needed to cover death benefits and expenses, it will be Our gain. We will use this gain for any purpose, including payment of sales commissions. If the money We collect is insufficient, We will still provide for all death benefits and expenses.

Charges For Federal Income Taxes.
We do not currently charge the Separate Account Divisions for federal income taxes attributable to them. However, We reserve the right to eventually charge the Separate Account Divisions to provide for future federal income tax liability of the Separate Account Divisions.

Fund Charges.

The value of the Separate Account Divisions’ assets will reflect investment management fees and other expenses of the Funds. The following table shows the Funds’ total Fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 2000:

Fund/Portfolio Name	Management Fees	Other Expenses After Expense Reimburse- ments		12b-1 fees	Total Fund Expenses After Expense Reimburse- ments

MML Emerging Growth Fund	1.05%	0.11	% (1)	—	1.16%
MML Growth Equity Fund	0.80%	0.11	% (1)	—	0.91%
MML OTC 100 Fund	0.45%	0.11	% (1)	—	0.56%
MML Small Cap Growth Equity Fund	1.08%	0.11	% (1)	—	1.19%
MML Money Market Fund	0.48%	0.03	% (1)	—	0.51%
MML Equity Fund	0.37%	0.03	% (1)	—	0.40%
MML Equity Index Fund – Class II Shares	0.10%	0.19	% (2)	—	0.29%
MML Blend Fund	0.37%	0.02	% (1)	—	0.39%
MML Managed Bond Fund	0.47%	0.02	% (1)	—	0.49%
Oppenheimer Global Securities Fund/VA	0.64%	0.04%		—	0.68%
Oppenheimer Main Street® Small Cap Fund/VA*	0.75%	0.60%		—	1.35	% (6)
Oppenheimer Aggressive Growth Fund/VA	0.62%	0.02%		—	0.64%
Oppenheimer Capital Appreciation Fund/VA	0.64%	0.03%		—	0.67%
Oppenheimer Main Street® Growth & Income Fund/VA	0.70%	0.03%		—	0.73%
Oppenheimer Multiple Strategies Fund/VA	0.72%	0.04%		—	0.76%
Oppenheimer High Income Fund/VA	0.74%	0.05%		—	0.79%
Oppenheimer Strategic Bond Fund/VA	0.74%	0.05%		—	0.79%
Oppenheimer Bond Fund/VA	0.72%	0.04%		—	0.76%
Oppenheimer Money Fund/VA	0.45%	0.06%		—	0.51%
Oppenheimer International Growth Fund/VA	1.00%	0.17%		—	1.17%
Goldman Sachs VIT Capital Growth Fund	0.75%	0.25	% (4)	—	1.00	% (4)
Goldman Sachs VIT Mid Cap Value Fund	0.80%	0.25	% (4)	—	1.05	% (4)
Goldman Sachs VIT CORE SM U.S. Equity Fund	0.70%	0.20	% (4)	—	0.90	% (4)
Goldman Sachs VIT Growth and Income Fund	0.75%	0.25	% (4)	—	1.00	% (4)
MFS® New Discovery Series	0.90%	0.15	% (3)	—	1.05%
MFS® Emerging Growth Series	0.75%	0.09	% (3)	—	0.84%
MFS® Research Series	0.75%	0.09	% (3)	—	0.84%
T. Rowe Price New America Growth Portfolio (7)	0.85%	0.00%		—	0.85%
T. Rowe Price Mid-Cap Growth Portfolio (7)	0.85%	0.00%		—	0.85%
Janus Aspen Capital Appreciation Portfolio	0.65%	0.02%		—	0.67	% (5)
Janus Aspen Worldwide Growth Portfolio	0.65%	0.04%		—	0.69	% (5)

Fund/Portfolio Name	Management Fees	Other Expenses After Expense Reimburse- ments	12b-1 fees	Total Fund Expenses After Expense Reimburse- ments

American Century VP Income & Growth Fund	0.70%	0.00%	—	0.70%
American Century VP Value Fund	1.00%	0.00%	—	1.00%

*  Prior to May 1, 2001, this fund was called the Oppenheimer Small Cap Growth Fund/VA.

(1)  MassMutual has agreed to bear expenses of the MML Equity Fund, MML Managed Bond Fund, MML Blend Fund, MML Money Market Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML OTC 100 Fund and MML Emerging Growth Fund. (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2002. The expenses shown for the MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML OTC 100 Fund and MML Emerging Growth Fund include this reimbursement. If not included, the Other Expenses for these Funds in 2001 are estimated to be 0.28%, for the MML Growth Equity Fund, 0.18% for the MML Small Cap Growth Equity, 0.43% for the MML OTC 100 Fund, 0.51% for the MML Emerging Growth Fund. We do not expect to reimburse any expenses of the MML Equity Fund, MML Blend Fund, MML Money Market Fund and MML Managed Bond Fund in 2001.

(2)  MassMutual agreed to bear expenses of the MML Equity Index Fund (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.19% for the Class II Shares of the average daily net asset values of the Fund through April 30, 2002. The expenses shown for the MML Equity Index Fund include this reimbursement or waiver. If not included, the Other Expenses for this Fund in 2000 would be 0.25% and the total fund expenses would be 0.35%.

(3)  These series have an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. The other expenses for the series take into account these expense reductions and are therefore lower than the actual expenses for the series. Had these fee reductions not been taken into account, total operating expenses for the MFS Emerging Growth Series would be equal to 0.85%; MFS New Discovery Series would be equal to 1.09%; MFS Research Series would be equal to 0.85%.

(4)  Goldman Sachs Asset Management and Goldman Sachs Asset Management International, the investment advisers to the Funds, have voluntarily agreed to reduce or limit certain other expenses of such Funds (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the table, as calculated per annum, of such Funds’ average daily net assets, respectively. The expenses shown include this reimbursement. If not included, the other expenses and total operating expenses for the Goldman Sachs VIT Capital Growth Fund, Goldman Sachs VIT Mid Cap Value Fund, Goldman Sachs VIT CORE U.S. Equity Fund and the Goldman Sachs VIT Growth and Income Fund would be 1.09% and 1.84%, 0.42% and 1.22%, 0.17% and 0.87% and 0.47% and 1.22% respectively, and are based on estimated expenses for the fiscal year ended December 31, 2000. The reductions or limits may be discontinued or modified by the Investment advisers in their discretion at any time.

(5)  Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee. All expenses are shown without the effect of expense offset arrangements.

(6)  The manager voluntarily agreed to bear certain expenses of this Fund. Without the absorption of such expenses, the Fund’s other expenses and total operating expenses would have been 1.09% and 1.84%, respectively.

(7)  Management fees include the ordinary operating expenses of the Fund.

Other Charges.

Withdrawal Charges.
We deduct a charge from each withdrawal.

Loan Interest Rate Expense Charge.
We deduct a charge from the loan interest rate. This charge reimburses us for expenses We incur for administering Your loan. The charge varies by policy year.

Substitute Insured Charge.
We charge an administrative fee if You transfer the policy to the life of a substitute insured.

The Separate Account.

Our Board of Directors established the Separate Account on July 13, 1988 in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Securities and Exchange Commission does not supervise MassMutual’s or the Separate Account’s management or investment practices. Under Massachusetts law, however, the Division of Insurance of the Commonwealth of Massachusetts regulates both Us and the Separate Account.

We establish designated segments of the Separate Account to receive and invest premiums for other MassMutual variable life insurance policies. We have established a segment for the policies.

Although the Separate Account assets are assets of MassMutual, We cannot use those Separate Account assets equal to the reserves and other liabilities of the Separate Account attributable to the policies to satisfy any obligations that may arise out of any other business We conduct. The Separate Account assets may, however, be subject to liabilities arising from other variable life insurance policies funded by the Separate Account. We may at Our discretion transfer those assets which exceed the reserves and other liabilities of the Separate Account to Our general account. Such transfers will not adversely affect the Separate Account.

We credit or charge the Separate Account Divisions with the Divisions’ income and realized or unrealized gains or losses without regard to any of MassMutual’s other income, gains, or losses.

MassMutual may accumulate in the Separate Account the mortality and expense risks charge, account value charges and investment results applicable to those assets that are in excess of net assets supporting the policies.

MassMutual has the right to establish additional divisions of the Separate Account. We will invest amounts credited to any additional divisions in shares of other Funds. We have the right to substitute new Funds for any Separate Account Divisions. If We do this, We will obtain prior approval from all of the necessary regulatory authorities. We will also give You notice of Our intent to do this.

Investments Of The Separate Account.
We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have established thirty-three Separate Account Divisions within the policies’ designated segment of the Separate Account. Each Separate Account Division invests in a Fund as follows:

Division	Fund

MML Emerging Growth Division	MML Emerging Growth Fund

MML Growth Equity Division	MML Growth Equity Fund

MML OTC 100 Division	MML OTC 100 Fund

MML Small Cap Growth Equity Division	MML Small Cap Growth Equity Fund

MML Money Market Division	MML Money Market Fund

MML Equity Division	MML Equity Fund

MML Equity Index Division	MML Equity Index Fund—Class II Shares

MML Blend Division	MML Blend Fund

MML Managed Bond Division	MML Managed Bond Fund

Oppenheimer Global Securities Division	Oppenheimer Global Securities Fund/VA

Oppenheimer Main Street Small Cap Division*	Oppenheimer Main Street Small Cap Fund/VA*

Oppenheimer Aggressive Growth Division	Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Capital Appreciation Division	Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Growth & Income Division	Oppenheimer Main Street Growth & Income Fund/VA

Oppenheimer Multiple Strategies Division	Oppenheimer Multiple Strategies Fund/VA

Oppenheimer High Income Division	Oppenheimer High Income Fund/VA

Oppenheimer Strategic Bond Division	Oppenheimer Strategic Bond Fund/VA

Oppenheimer Bond Division	Oppenheimer Bond Fund/VA

Division	Fund

Oppenheimer Money Division	Oppenheimer Money Fund/VA

Oppenheimer International Growth Division	Oppenheimer International Growth Fund/VA

MFS New Discovery Division	MFS New Discovery Series

MFS Emerging Growth Division	MFS Emerging Growth Series

MFS Research Division	MFS Research Series

Goldman Sachs Capital Growth Division	Goldman Sachs VIT Capital Growth Fund

Goldman Sachs Mid Cap Value Division	Goldman Sachs VIT Mid Cap Value Fund

Goldman Sachs CORE SM U.S. Equity Division	Goldman Sachs VIT CORE SM U.S. Equity Fund

Goldman Sachs Growth and Income Division	Goldman Sachs VIT Growth and Income Fund

T. Rowe Price New America Growth Division	T. Rowe Price New America Growth Portfolio

T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio

Janus Aspen Capital Appreciation Division	Janus Aspen Capital Appreciation Portfolio

Janus Aspen Worldwide Growth Division	Janis Aspen Worldwide Growth Portfolio

American Century VP Income & Growth Division	American Century VP Income & Growth Fund

American Century VP Value Division	American Century VP Value Fund

*Prior to May 1, 2001, the Oppenheimer Main Street Small Cap Division was called the Oppenheimer Small Cap Growth Division and the Oppenheimer Main Street Small Cap Growth Fund/VA was called the Oppenheimer Small Cap Growth Fund/VA.

As custodian for the Separate Account, MassMutual holds the shares of the underlying Funds purchased by the Separate Account Divisions. The Separate Account purchases and redeems shares of the Funds at their net asset value. The net asset value is determined at the time of receipt of the purchase order or redemption request.

Some of the Funds available to You are similar to mutual funds offered in the retail marketplace. These Funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these Funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail mutual funds. In fact, performance of these Funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the Funds that are available to You in this policy and is not an indication of future performance of such Funds.

There is no assurance that the Funds will achieve stated objectives. The Fund prospectuses contain more detailed information about the Funds. Current copies of the Fund prospectuses are included with this prospectus. You should read the information contained in the Funds’ prospectuses before making allocations to any Division of the Separate Account.

MML Series Investment Fund (“MML Trust”)
The MML Series Investment Fund (the “MML Trust”) is a no-load, open-end investment company. The MML Emerging Growth Fund, MML Growth Equity Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund, MML Money Market Fund, MML Equity Fund, MML Equity Index Fund, MML Blend Fund and MML Managed Bond Fund (collectively, the “MML Funds”) are separate series of shares of the MML Trust.

MassMutual acts as investment manager to each of the MML Funds.

MML Emerging Growth Fund
Sub-adviser: RS Investment Management, L.P.

The MML Emerging Growth Fund seeks capital appreciation by investing primarily in smaller, rapidly growing emerging companies.

MML Growth Equity Fund
Sub-adviser: Massachusetts Financial Services Company
The MML Growth Equity Fund seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.

MML OTC 100 Fund
Sub-adviser: Deutsche Asset Management, Inc.
The MML OTC 100 Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the largest publicly traded over-the-counter common stocks by investing primarily in companies listed in the NASDAQ 100 Index®.

NASDAQ 100 Index® is a registered service mark of the Nasdaq Stock Market, Inc. (“Nasdaq”). The NASDAQ 100 Index® is composed and calculated by Nasdaq without regard to the Fund. Nasdaq makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use or any data included therein.

MML Small Cap Growth Equity Fund
Sub-advisers: J.P. Morgan Investment Management, Inc., and Waddell & Reed Investment Management Company.
The MML Small Cap Growth Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies with long-term growth potential.

MML Money Market Fund
Sub-adviser: David L. Babson & Company, Inc.
The MML Money Market Fund seeks to achieve high current income, the preservation of capital, and liquidity by investing in short-term securities.

MML Equity Fund
Sub-adviser: David L. Babson & Company, Inc.
The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income by investing in equity securities.

MML Equity Index Fund—Class II Shares
Sub-adviser: Deutsche Asset Management, Inc.
The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®.

The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.

MML Blend Fund
Sub-adviser: David L. Babson & Company, Inc.
The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed income and money market securities.

MML Managed Bond Fund
Sub-adviser: David L. Babson & Company, Inc.
The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment grade debt securities.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”)

The Oppenheimer Funds is an open-end investment company. The Oppenheimer Funds are advised by OppenheimerFunds, Inc. (“OFI”). OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers of OFI and ultimately controlled by MassMutual. The address of OFI is Two World Trade Center, 34th Floor, New York, N.Y. 10048-0203.

Oppenheimer Capital Appreciation Fund/VA
The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Aggressive Growth Fund/VA
The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in companies believed to have significant growth potential.

Oppenheimer Global Securities Fund/VA
The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation. It invests a substantial portion of its assets in securities of foreign issuers, “growth-type’’ companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer Main Street Small Cap Fund/VA*
The Oppenheimer Main Street Small Cap Fund/VA seeks capital appreciation by investing mainly in common stocks of small-cap companies (market capitalization of up to $2.5 billion) believed to have favorable growth prospects.

*Prior to May 1, 2001, this Fund was called the Oppenheimer Small Cap Growth Fund/VA.

Oppenheimer Strategic Bond Fund/VA
The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities. It invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

Oppenheimer Main Street Growth & Income Fund/VA
The Oppenheimer Main Street Growth & Income Fund/VA seeks high total return (which includes share-value growth and current income) from equity and debt securities. It invests mainly in common stocks of U.S. companies.

Oppenheimer Money Fund/VA
The Oppenheimer Money Fund/VA seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.

Oppenheimer Multiple Strategies Fund/VA
The Oppenheimer Multiple Strategies Fund/VA seeks a total investment return, which includes current income and share-value growth. It allocates its investments among common stocks, debt securities, and money market instruments.

Oppenheimer High Income Fund/VA
The Oppenheimer High Income Fund/VA seeks a high level of current income. It invests mainly in lower-rated, high-yield, fixed-income securities, commonly known as “junk bonds.” They are subject to a greater risk of loss of principal and non-payment of interest than are higher-rated securities.

Oppenheimer Bond Fund/VA
The Oppenheimer Bond Fund/VA seeks, primarily, high current income, and secondarily, capital growth. It invests mainly in investment-grade debt securities.

Panorama Series Fund, Inc. (“Panorama Fund”)

Panorama Fund is an open-end investment company. OFI is the investment adviser to the Panorama Fund.

Oppenheimer International Growth Fund/VA
The Oppenheimer International Growth Fund/VA seeks long-term growth of capital by investing mainly in common stocks of foreign “growth-type” companies listed on foreign stock exchanges.

Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”)

The Goldman Sachs VIT offers shares of its funds to separate accounts of participating life insurance companies.

Goldman Sachs Asset Management (“GSAM”) serves as investment adviser to the Goldman Sachs VIT Growth and Income Fund, Goldman Sachs VIT CORE SM U.S. Equity Fund, Goldman Sachs VIT Capital Growth Fund, and Goldman Sachs VIT Mid Cap Value Fund. GSAM is located at 32 Old Slip, New York, N.Y. 10005.

Goldman Sachs VIT Capital Growth Fund
The Goldman Sachs Capital Growth Fund seeks long-term growth of capital through diversified investments in equity securities of U.S. companies that are considered to have long-term capital appreciation potential.

Goldman Sachs VIT Mid Cap Value Fund
The Goldman Sachs Mid Cap Value Fund seeks long-term capital appreciation primarily through investments in equity securities of companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalizations of companies constituting the Russell Midcap Index at the time of investment (currently between $300 million and $15 billion).

Goldman Sachs VIT CORE SM U.S. EQUITY FUND
The Goldman Sachs CORE U.S. Equity Fund seeks long-term growth of capital and dividend income through a broadly diversified portfolio of large-cap and blue chip equity securities representing all major sectors of the U.s. economy.

Goldman Sachs VIT Growth and Income Fund
The Goldman Sachs Growth and Income Fund seeks long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability.

MFS® Variable Insurance Trust SM (“MFS Trust”)

The MFS Trust is an open-end, management investment company.

Massachusetts Financial Services company (“MFS”) is the investment adviser to the MFS Trust. MFS is a Delaware corporation and is located at 500 Boyston Street, Boston, MA 02116.

MFS New Discovery Series
The MFS New Discovery Series seeks capital appreciation. It normally invests at least 65% of its total assets in equity securities of smaller emerging-growth companies.

MFS Emerging Growth Series
The MFS Emerging Growth Series seeks long-term growth of capital. It normally invests at least 65% of its assets in common stocks and related securities of emerging-growth companies of all sizes.

MFS Research Series
The MFS Research Series seeks long-term growth of capital and future income. It normally invests at least 80% of its assets in common stocks and related securities of companies believed to have favorable prospects for long-term growth.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc., is a diversified, open-end, investment company.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), was founded in 1937 and is the investment adviser to the T. Rowe Price Equity Series, Inc. T. Rowe Price has its principal business address at 100 East Pratt Street, Baltimore, MD 21202.

T. Rowe Price Mid-Cap Growth Portfolio
The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation. It invests in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.

T. Rowe Price New America Growth Portfolio
The T. Rowe Price New America Growth Portfolio seeks long-term growth of capital by investing mainly in the common stocks of U.S. companies operating in sectors believed to be the fastest growing in the U.S.

Janus Aspen Series

Janus Aspen is an open-end, management investment company.

Janus Capital is the investment adviser to Janus Aspen. Janus Capital is located at 100 Fillmore Street, Denver, CO 80206-4928.

Janus Aspen Capital Appreciation Portfolio
The Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. The Portfolio invests primarily in common stocks selected for their growth potential. It may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Janus Aspen Worldwide Growth Portfolio
The Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of companies of any size throughout the world.

American Century Variable Portfolios, Inc. (“American Century VP”)

American Century VP is a diversified, open-end, management investment company.

American Century Investment management, Inc. (“American Century”), is the investment manager of American Century VP. American Century’s address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

American Century VP Income & Growth Fund
American Century’s VP Income & Growth Fund seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected return.

American Century VP Value Fund
American Century VP Value Fund seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.

Fund Monitoring.

The MML Trust, Oppenheimer Funds, Panorama Fund, Goldman Sachs VIT, MFS Trust, T. Rowe Price Equity Series, Inc., Janus Aspen Series and American Century VP were established to provide investment vehicles for variable life insurance contracts and variable annuities contracts. Shares of the MML Trust and Panorama Fund are not offered to the general public. They are offered solely to MassMutual separate investment accounts and other life insurance company separate accounts of MassMutual subsidiaries. Shares of the Oppenheimer Funds, Goldman Sachs VIT, MFS Trust, T. Rowe Price Equity Series, Inc., Janus Aspen Series and American Century VP are also not offered to the general public. They are offered to insurance company separate accounts affiliated and unaffiliated with MassMutual which fund variable annuity, variable life insurance contracts and qualified plans.

Shares of the Funds may be sold to and held by separate accounts which fund variable annuity and variable life insurance contracts and qualified plans. As a result, certain conflicts of interests between variable annuity owners, variable life insurance policyowners and program investors may occur. Each Board of Trustees/Directors will monitor their respective Fund(s) for any material irreconcilable conflict of interest. Each will determine the appropriate action, if any, which should be taken if a material irreconcilable conflict arises between the holders of variable annuity contracts and variable life policies.

The Guaranteed Principal Account (GPA).

In addition to the Separate Account, You may allocate net premium or transfer account value to the GPA. Amounts You allocate or transfer to the GPA become part of MassMutual’s general account assets. You do not share in the investment experience of those assets. Rather, We guarantee a 3% rate of return on Your allocated amount. For amounts transferred to the GPA due to a policy loan, the guaranteed rate is the greater of: (a) 3%; and (b) the policy loan rate less a MassMutual declared charge which cannot exceed 0.75%.

Although We are not obligated to credit interest at a rate higher than this minimum, We will credit and guarantee a secondary interest rate, which may be higher but will never be lower than the minimum, for the calendar year 2001. We may also pay a rate of interest in excess of that secondary guarantee for such periods. At Your request, We will inform you of the then applicable rate or rates.

Because of exemptive and exclusionary provisions, MassMutual has not registered interests in Our general account under the Securities Act of 1933. We also have not registered the general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any interests therein are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Premiums.

There are five premium concepts under the policy:

1. Initial Case Premium Paid.

2. Minimum Case Premium.

3. Minimum Initial Policy Premium.

4. Planned Annual Premium.

4. Planned Annual Premium.

5. Minimum Planned Annual Premium.

1.  Initial Case Premium Paid.
The initial case premium paid is the amount of premium paid for all policies in a case on deposit with Us before we install the case on our administrative system. The initial case premium paid determines the sales load percentages for all policies in that case.

2.  Minimum Case Premium.
The minimum case premium is $250,000 of first year annualized premium.

3.  Minimum Initial Policy Premium.
You must pay the minimum initial policy premium and submit the application and all other required forms in good order to Our Home Office before We will issue Your policy. The minimum initial policy premium is twelve times an amount equal to the first account value charges.

4.  Planned Annual Premium.
You may elect in the application to pay an annual premium for Your policy. We call this premium Your planned annual premium. Your election of a planned annual premium forms the basis for the premium bills We send You. You may change the amount of Your planned annual premium at any time.

The amount of Your planned annual premium will depend on:

•	The selected face amount of Your policy;

•	The insured’s age;

•	The insured’s sex;

•	The insured’s smoking classification; and

•	The amount of the initial premium paid.

There is no penalty if You do not pay the planned annual premium. Your payment of this amount does not guarantee coverage for any period of time. Even if You pay planned annual premiums, the policy terminates if the account value becomes insufficient to pay certain account value charges and the grace period expires without sufficient payment.

5.  Minimum Planned Annual Premium.
The minimum planned annual premium establishes a threshold for Your policy’s sales loads. The minimum planned annual premium depends on:

•	The initial selected face amount of the policy;

•	The insured’s issue age;

•	The insured’s sex; and

•	The insured’s smoking classification

If there is a policy in a case with an initial case premium paid of less than $3,500,000, the sales load is greater in each of the first ten policy years up to the minimum planned annual premium.

The following table shows the minimum planned annual premium at certain ages for a policy with a selected face amount of $100,000 in all years, under death benefit option 1.

MINIMUM PLANNED ANNUAL PREMIUM
LEVEL $100,000 SELECTED FACE AMOUNT
(DEATH BENEFIT OPTION 1)

	Issue Age
Class	Age 25	Age 40	Age 55
Male Smoker	$792	$1,590	$3,486
Female Smoker	$640	$1,259	$2,516
Unisex Smoker	$762	$1,521	$3,294
Male Nonsmoker	$666	$1,269	$2,705
Female Nonsmoker	$578	$1,082	$2,185
Unisex Nonsmoker	$648	$1,231	$2,593
Male Unismoker	$734	$1,403	$2,945
Female Unismoker	$603	$1,128	$2,245
Unisex Unismoker	$708	$1,345	$2,789

Minimum And Maximum Premium Payments.
While Your policy is in force, You may pay premiums at any time before the death of the insured subject to certain restrictions. The minimum premium You may pay is $100.00.

There is no set maximum premium payment. However, We have the right to refund a premium paid in any year if it will increase the net amount at risk under the policy. Premium payments should be sent to Our Home Office or to the address indicated for payment on the premium reminder notice.

Net Premium Allocation.
You choose the percentages of Your net premiums to be allocated to the Separate Account Divisions and/or the GPA. You may choose any whole-number percentages as long as the total is 100%. You may allocate net premium payments to a maximum of twenty-one Separate Account Divisions and the GPA at any time.* You may also change Your allocation of future net premiums at any time without charge by written request or by any other means acceptable to Us, including, but not limited to, requests by telephone, facsimile, electronic mail or the Internet. To allocate net premiums or to transfer account value to a twenty-second Separate Account Division, You must transfer 100% of the account value from one or more of Your twenty-one selected Separate Account Divisions.

During Your free look period, We will apply Your initial net premium to the MML Money Market Division, provided the premium equals or exceeds the minimum initial policy premium. At the later of the end of the free look period or the date We receive proper notice that You received Your policy, We will apply Your account value to the GPA and/or Separate Account Divisions according to Your instructions and subject to Our current allocation rules.

*We reserve the right to limit the number of Separate Account Divisions to which You can allocate Your net premiums if the limitation is necessary to protect Your policy’s status as life insurance under federal tax law.

Termination.

We will not terminate Your policy for failure to pay premiums. Instead, We will terminate Your policy if on a monthly calculation date, the account value less any policy debt is insufficient to cover the total account value charges. Your policy will then enter a 61-day grace period.

Grace Period.
We allow You 61 days to pay any premium necessary to cover overdue account value charges. You will receive a notice from Us which states the overdue amount and premium due. During the 61-day grace period, Your policy remains in force. Your policy will terminate without value if We do not receive the premium due by the later of 61 days from the date the deduction is due or 30 days after We have mailed the written notice.

Death Benefit Under The Policy.

The death benefit is the amount We pay to the designated beneficiary(ies) when the insured dies. Upon receiving proof of death, We pay the beneficiary the death benefit amount determined as of the date the insured dies. The beneficiary may direct Us to pay all or part of the benefit in cash or to apply it under one or more of Our payment options.

Minimum Face Amount.
To qualify as life insurance under federal tax laws currently in effect, the policy has a minimum face amount. The minimum face amount equals the account value times the minimum face amount percentage. The percentages depend upon the insured’s age, sex and smoking classification. The percentages are shown in the Table Of Minimum Face Amount Percentages in the policy.

Death Benefit Options.
In the application, You choose a selected face amount and death benefit option. We offer two death benefit options:

1.	Death Benefit Option 1:
The death benefit is the greater of the selected face amount in effect on the date of death or the minimum face amount in effect on the date of death.

2.	Death Benefit Option 2:

The death benefit is the greater of (a) the sum of the selected face amount in effect on the date of death plus the account value on the date of death or (b) the minimum face amount in effect on the date of death.

If the insured dies while the policy is in force, We will pay a death benefit based on the option in effect on the date of death, with the following adjustments:

•	We add the part of any account value charges that apply for the period beyond the date of death; and

•	We deduct any policy debt outstanding on the date of death; and

•	We deduct any account value charges unpaid as of the date of death.

If the insured dies after the first policy year, We will also include a pro-rata share of any dividend allocated to the policy for the year death occurs.

Under death benefit option 1, the death benefit amount is unaffected by Your policy’s investment experience unless the death benefit is based on the minimum face amount. Under death benefit option 2, the death benefit amount may increase or decrease as a result of Your policy’s investment experience.

We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the interest payment option but not less than that required by law.

Example: The following example shows how the death benefit may vary as a result of investment performance and death benefit option in effect on the date of death.

	Policy A	Policy B
(a) Selected face amount:	$100,000	$100,000
(b) Account value on date of death:	$40,000	$50,000
(c) Minimum face amount percentage on date of death:	240%	240%
(d) Minimum face amount (b x c):	$96,000	$120,000
Death benefit if death benefit option 1 is in effect [greater of (a) or (d)]:	$100,000	$120,000
Death benefit if death benefit option 2 is in effect [greater of (a + b) or (d)]:	$140,000	$150,000

The examples assume no additions to or deductions from the selected face amount or minimum face amount are applicable.

Changes In Selected Face Amount.
You may increase the selected face amount by written request six months after We issue Your policy or six months after a previous increase. We require adequate evidence of insurability for an increase. We will not allow an increase in the selected face amount after the policy anniversary date nearest the insured’s 85th birthday. Additionally, any increase in the selected face amount will be effective on the monthly calculation date which is on, or next follows, the later of:

•	15 days after We receive and approve Your written request for such change; or

•	the requested effective date of the change.

Any increase must be for at least $5,000.

You may also decrease Your policy’s selected face amount. We allow a decrease in the selected face amount only once per policy year. The selected face amount after a decrease must be at least $50,000. Any requested decrease in the selected face amount will be effective on the monthly calculation date which is on, or next follows the later of:

•	15 days after We receive and approve Your written request for such change; or

•	the requested effective date of the change.

Account Value.
The account value of Your policy is the variable account value plus the fixed account value. Initially, this value equals the net amount of the initial premium You paid under the policy. We apply this amount to the MML Money Market Division until the later of: (1) the expiration of the free look period or (2) the date We receive proper notice that You have received Your policy. The account value is then allocated among the Separate Account Divisions and/or the GPA according to Your instructions, subject to applicable restrictions.

The purchase and sale of accumulation units will affect Your variable account value. We purchase and sell units at the unit value as of the valuation time on the valuation date if We receive Your transaction request before the valuation time. Otherwise, We will purchase and sell units to complete Your request at the unit value as of the valuation time on the next following valuation date, or a later date if You request. We determine unit values on each valuation date.

Investment Return.
The investment return of Your policy is based on:

•	The account value held in each Separate Account Division for that policy;

•	The investment experience of each Separate Account Division as measured by its actual net rate of return; and

•	The interest rate credited on account value held in the GPA.

The investment experience of a Separate Account Division reflects:

•	Increases or decreases in the net asset value of the shares of the underlying Fund;

•	Any dividend or capital gains distributions declared by the Fund; and

•	Any charges against the assets of the Separate Account Division.

We determine the investment experience each day on each valuation date. The actual net rate of return for a Separate Account Division measures the investment experience from the end of one valuation date to the end of the next valuation date.

Cash Surrender Value.
You may surrender Your policy for its cash surrender value at any time while the insured is living. The cash surrender value is:

•	Account value; less

•	Any outstanding policy debt.

There is no surrender charge.

Your surrender is effective on the date We receive Your policy and a fully completed written request at Our Home Office, unless You select a later effective date. If, however, We receive Your surrender request on a date that is not a valuation date or after a valuation time, then Your surrender will be effective on the next valuation date.

Transfers.
You may transfer all or part of the account value among the policy’s Separate Account Divisions and the GPA by written request or by any other means acceptable to Us, including, but not limited to, requests by telephone, facsimile, electronic mail or the Internet. In Your transfer request, You must indicate the dollar amount or the whole-number percentage You wish to transfer. There is no limit on the number of transfers You may make from the Separate Account Divisions.

You may maintain account value in a maximum of twenty-one Separate Account Divisions and the GPA at any one time. If You want to transfer net premium or transfer account value to a twenty-second Division, You must transfer 100% of the account value from one or more of the twenty-one active Separate Account Divisions.*

You may transfer all account value in the Separate Account to the GPA at any time without incurring a fee. The transfer will take effect when We receive Your signed, written request.

We will consider all transfers made on one valuation date to be one transfer.

We currently do not charge a fee for transfers. We, however, reserve the right to charge a fee for transfers if there are more than six transfers in a policy year. This fee will not exceed $10 per transfer.

You may only transfer account value from the GPA to the Separate Account once per policy year. This transfer may not exceed 25% of Your fixed account value at the time of Your transfer. For purposes of this transfer restriction, Your fixed account value does not include policy debt. However, You may transfer 100% of Your fixed account value to the Separate Account if:

•	You have transferred 25% of Your fixed account value in each of the previous three policy years, and

•	You have not allocated premium payments or made transfers to the GPA during any of the previous three policy years, except as a result of a policy loan.

You cannot transfer GPA account value equal to any policy debt.

*We reserve the right to limit the number of Separate Account Divisions to which You can allocate Your account value if the limitation is necessary to protect Your policy’s status as life insurance under federal tax law.

Automated Account Value Transfer.
Automated account value transfer permits You to make monthly transfers of account value in a Separate Account Division to any combination of Separate Account Divisions and the GPA. You must specify the amount You wish to transfer as a dollar amount or a whole-number percentage. Automated account value transfers are not available from more than one Separate Account Division or from the GPA. We consider this process as one transfer per policy year.

You can elect, change or cancel automated account value transfer on any valuation date, provided We receive a fully completed written request. We will only make transfers on the monthly calculation date. The effective date of the first automated transfer will be the first monthly calculation date after We receive Your request at Our Home Office. If We receive Your request before the end of the free look period, Your first automated transfer will occur at the end of this period.

Transfers will occur automatically. However, You must specify:

•	The Separate Account Division We are to transfer from; and

•	The Separate Account Division(s) and/or GPA We are to transfer to; and

•	The length of time during which transfers will continue.

If Your transfer amount is greater than Your account value in the Separate Account Division We are transferring from, then We will transfer Your remaining account value in that Division in the same proportion as Your previously transferred amounts. We will not process any more automated transfers thereafter.

Withdrawals.
After Your policy has been in force for six months, You can withdraw value from Your policy on any monthly calculation date. You must send written request to Our Home Office.

•	Minimum withdrawal amount: $100 (before deducting the withdrawal charge).

•	Maximum withdrawal amount: Cash surrender value, less an amount equal to the following:

•	twelve multiplied by the most recent account value charges for Your policy if You take a withdrawal before the policy anniversary date nearest the insured’s 65th birthday; or

•	sixty multiplied by the most recent account value charges if You take a withdrawal on or after the policy anniversary date nearest the insured’s 65th birthday.

We deduct the withdrawal amount from Your account value as of the valuation time on the applicable monthly calculation date. You must specify the GPA or the Separate Account Division(s) from which the withdrawal is to be made. If You do not specify otherwise, We will withdraw the amount in proportion from Your values in the Separate Account Divisions and the GPA. The withdrawal amount may not exceed the non-loaned account value of a Separate Account Division or GPA.

We deduct a charge of 2.0% from the amount You withdraw. This charge will not exceed $25.00.

We will reduce Your account value by the amount of the withdrawal. We may reduce Your policy’s selected face amount to prevent an increase in the amount at risk, unless You provide Us with satisfactory evidence of insurability. Withdrawals may have tax consequences.

Policy Loan Privilege.

You can take a loan on Your policy at any time while the insured is living. The maximum loan is:

•	Your account value at the time of the loan; less

•	Any outstanding policy debt before the new loan; less

•	Interest on the loan being made and on any outstanding policy debt to the next policy anniversary date; less

•	An amount equal to the most recent account value charge for Your policy multiplied by the number of monthly calculation dates remaining, up to and including, the next policy anniversary date.

You must properly assign Your policy to Us as collateral for the loan.

Source Of Loan.
We deduct Your requested loan amount from the Separate Account Divisions and the GPA in proportion to the non-loaned account value of each on the date of the loan request. We liquidate shares taken from the Separate Account Divisions and transfer the resulting dollar amounts to the GPA. These dollar amounts become part of the loaned portion of the GPA. You may not borrow from the loaned portion of the GPA.

We may delay any loan from the non-loaned portion of the GPA for up to six months. We may also delay any loan from the Separate Account if:

•	The New York Stock Exchange is closed, except for normal weekend and holiday closings or trading is restricted, or

•	The Securities and Exchange Commission determines that an emergency exists, or

•	The Securities and Exchange Commission permits Us to delay payment.

If Loans Exceed The Policy Account Value.
Policy debt is Your outstanding loan balance, including accrued interest. Policy debt must not exceed Your account value. If this limit is reached, We may terminate the policy. If We terminate Your policy for this reason, We will notify You and any assignee shown on our records in writing. This notice states the amount necessary to bring the policy debt back within the limit. If We do not receive a payment within 31 days after the date We mailed the notice, the policy terminates without value at the end of those 31 days. Termination of a policy under these circumstances could cause You to recognize gross income.

Interest.
On the application, You may select a loan interest rate of 6% per year or, where permitted, an adjustable loan rate. All policies within a case must have the same fixed or adjustable loan rate. We set the adjustable loan rate each year that will apply for the next policy year. The maximum rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody’s Investors Service Inc. If Moody’s Investors Service, Inc. is no longer published, We will use a substantially similar average. The maximum rate is the greater of:

•	the published monthly average for the calendar month ending two months before the policy year begins; or

•	5%.

We will increase the rate if the maximum limit is at least  1 /2% higher than the rate in effect for the previous year. We will decrease the rate if the maximum limit is at least  1 /2% lower than the rate in effect for the previous year.

Interest accrues daily, becoming part of the policy debt. Interest is due on each policy anniversary. If You do not pay interest when due, We will add the interest to the loan, and it will bear interest at the same rate. We treat any interest capitalized on a policy anniversary the same as a new loan. We will deduct this capitalized interest from the Separate Account Divisions and the GPA in proportion to the non-loaned account value in each.

Repayment.
You may repay all or part of any policy debt at any time while Your policy is in force. Upon repayment, We will transfer values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA and the applicable Separate Account Division(s). We will transfer the repayment in proportion to the non-loaned value in each Separate Account Division and/or the GPA at the time of repayment. If You do not repay the loan, We deduct the loan amount due from the surrender value or death benefit.

Interest Credited On Loaned Value.
The amount equal to any outstanding policy loan is held in the GPA. This amount is credited with interest at a rate which is the greater of 3.0% or Your policy loan rate, less a MassMutual declared charge we guarantee will not exceed 0.75%.

Effect Of Loan.
Your policy loan reduces the death benefit and cash surrender value under the policy by the amount of the loan. Your repayment of the loan increases the death benefit and cash surrender value by the amount of the repayment.

As long as a loan is outstanding, a portion of Your policy’s account value equal to the loan is held in the GPA. The Separate Account’s investment performance does not affect this amount. Tax consequences may result if You have policy debt when You surrender Your policy.

Part II - Additional Provisions of the Policy

Paid-up Policy Date.

The paid-up policy date is the policy anniversary nearest the insured’s 100th birthday. On this date and at all times thereafter, the selected face amount equals the account value and the death benefit option will be death benefit option 1. As of this date, the charge for cost of insurance will be $0 and We will no longer accept premium payments. We will continue to deduct any other account value charges. The policy does not lapse after the paid-up policy date. Your payment of planned annual premiums does not guarantee that the policy will continue in force to the paid-up policy date.

Reinstatement.

For a period of five (5) years after termination, You can request that We reinstate the policy during the insured’s lifetime. We will not reinstate the policy if it has been surrendered for its cash surrender value. A termination and/or reinstatement may cause the policy to become a modified endowment contract.

Before We reinstate the policy, We must receive the following:

•	A premium payment that will produce an account value equal to 3 times the total account value charges for the policy on the monthly calculation date on or next following the date of reinstatement;

•	Evidence of insurability satisfactory to Us; and

•	Where necessary, a signed acknowledgement that the policy has become a modified endowment contract.

If We do reinstate the policy, Your policy’s selected face amount for the reinstated policy will be the same as if the policy had not terminated.

Payment Options.

Upon full surrender or the insured’s death, We will pay the entire cash surrender value or all or part of the death benefit in cash or as a series of level payments under a payment option. Your payments will no longer be affected by the investment experience of the Separate Account Divisions or the GPA.

To receive payments under any of the following options, the proceeds must be at least $2,000. If the payments under any option are less than $20 each, We reserve the right to make payments at less frequent intervals. Your payment option choices are:

A.
Fixed Amount Payment Option. We make a monthly payment for an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. We credit interest of at least 3% per year each month on the unpaid balance and add the interest to this balance. Payments continue until the amount We hold runs out.

B.	Fixed Time Payment Option. We make equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on:

•	The total amount applied; and

•	The period selected; and

•	The monthly payment rates we are using when the first payment is due.

C.	Lifetime Payment Option. We make equal monthly payments on the life of a named person. Three variations are available:

1.)	Payments for life only;

2.)	Payments guaranteed for five, ten or twenty years or the death of the named person, whichever is later; or

3.)	Payments guaranteed for the amount applied or the death of the named person, whichever is later.

D.	Interest Payment Option. We hold amounts applied under this option. We will pay interest monthly of at least 3% per year on the unpaid balance.

E.
Joint Lifetime Payment Option. We make equal monthly payments based on the lives of two named persons. While both named persons are living, we make one payment per month. When one of the named persons dies, the same payment continues for the lifetime of the other named person. We offer two variations:

1.)	Payments guaranteed for 10 years or when both named persons die, whichever is later; and

2.)	Payments for two lives only. We do not guarantee a specific number of payments. We stop payments when both named persons die.

F.
Joint Lifetime Payment Option With Reduced Payments. We make monthly payments based on the lives of two named persons. While both named persons are living, we make one payment each month. When one dies, we reduce payments by one-third and continue for the lifetime of the other named person. We stop payments when both named persons die.

Withdrawal Rights Under Payment Options.
If provided in the payment option election, You may withdraw all or part of the unpaid balance or apply it under any other option.

Beneficiary.

A beneficiary is any person You name on Our records to receive insurance proceeds after the insured dies. You name the beneficiary in the policy application. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one beneficiary in a class.

You may name any beneficiary as an irrevocable beneficiary. We need the consent of an irrevocable beneficiary if You wish to change that beneficiary. We also need the consent of any irrevocable beneficiary if You wish to exercise any policy right except the right to:

•	Exercise dividend rights.

•	Reinstate the policy after termination.

If no beneficiary is living when the insured dies, We will pay the death benefit to the policyowner unless instructed otherwise. If the policyowner is deceased, then We will pay the death benefit to the policyowner’s estate.

Changing The Policyowner Or Beneficiary.

You may change the policyowner or any beneficiary during the insured’s lifetime by writing to Our Home Office. The change takes effect as of the date of the request, even if the insured dies before we receive it. Different rules apply if You named an irrevocable beneficiary.

Right To Substitute Insured.

You may transfer the policy to the life of a substitute insured subject to certain restrictions. You must request this transfer in writing. The substitution of an insured may affect the policy’s selected face amount and account value. Future charges against the policy will be based on the life of the substitute insured.

The effective date of the transfer is the Policy Anniversary date which is on, or next follows, the later of:

•	The date We approve the application for transfer; and

•	The date any required cost to transfer is paid.

The costs to transfer are:

•	An administrative fee of $75, plus

•	Any premium necessary to effect the transfer, plus

•	Any excess policy debt You have not repaid prior to transfer.

Excess policy debt is the amount by which policy debt exceeds the maximum loan available after transfer. You must pay any such excess on or before the transfer date.

The incontestability and suicide exclusion periods, as they apply to the substitute insured, run from the transfer date. Any assignments will continue to apply.

The Internal Revenue Service has ruled that a substitution of insureds is an exchange of contracts which does not qualify for the tax deferral available under IRS Code Section 1035. Therefore, You must include in current gross income all the previously unrecognized gain in the policy upon a substitution of insureds.

Assignment.

You may assign Your policy as collateral for a loan or other obligation, subject to any outstanding policy debt. For any assignment to be binding on Us, We must receive a signed assignment in proper form at Our Home Office. We are not responsible for the validity of any assignment.

Dividends.

Each year We determine the money available to pay dividends. We then determine if We will pay any dividend under the policy. We will pay any dividend on Your policy anniversary. If the insured dies after the first policy year, We will include as part of the death benefit a pro rata share of any dividend allocated to the policy for the year death occurs. We do not expect to pay any dividends under the policies.

Limits On Our Right To Challenge The Policy.

We reserve the right to contest the validity of a policy within two years from its issue date, reinstatement or an increase in the selected face amount. After that two-year period, We cannot contest its validity, except for failure to pay premiums.

Misstatement Of Age Or Sex.

We will make an adjustment if the insured’s date of birth or sex in the application is not correct. If the adjustment is made when the insured dies, We will adjust the death benefit by the most recent cost of insurance charge according to the correct age and sex. If We make the adjustment before the insured dies, We will base future account value charges on the correct age and sex.

Suicide Exclusion.

If the insured commits suicide whether sane or insane within two years from the issue date while the policy is in force, We will pay a limited death benefit in one sum to the beneficiary. The limited death benefit is the amount of premiums paid for the policy, less any policy debt and amounts withdrawn.

If the insured commits suicide whether sane or insane within two years from an increase in the selected face amount and while the policy is in force, We will pay a limited benefit to the beneficiary. The limited death benefit is the cost of insurance charges associated with the selected face amount increase plus the death benefit in effect two years prior to the suicide.

When We Pay Proceeds.

If the policy has not terminated, We will normally pay the cash surrender value, loan proceeds or the death benefit within 7 days after We receive all required documents in proper form at Our Home Office. We can delay payment of the surrender value from the Separate Account, any withdrawal from the Separate Account, Separate Account loan proceeds or the death benefit during any period that:

•	It is not reasonably practicable for Us to determine the amount because the New York Stock Exchange is closed, except for normal weekend or holiday closings, or trading is restricted; or

•	The Securities and Exchange Commission determines that an emergency exists; or

•	The Securities and Exchange Commission permits Us to delay payment for the protection of our policyowners.

We may delay payment of any cash surrender value or loan proceeds from the GPA for up to 6 months from the date We receive the request at Our Home Office.

We can delay payment of the entire death benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. When the investigation is complete, We generally determine within five days whether the claim should be paid and make payments promptly. If We delay payment for 10 working days or more from the effective date of surrender or withdrawal, We will add interest at the same rate as is paid under the interest payment option at that time.

Free Look Provision.

You may cancel Your policy at the latest of:

•	Within 10 days after You receive it; or

•	Within 10 days after You receive a written notice of right to withdraw; or

•	Within 45 days after signing the Part 1 of the application.

You must mail or deliver the policy either:

•	To Our Home Office; or

•	To the agent who sold You the policy; or

•	To one of Our agency offices.

If You cancel the policy, We will pay a refund to You. The refund equals either:

•	Any premium You paid for this policy; plus

•	Interest credited to this policy under the GPA; plus or minus

•	An amount that reflects investment experience of the Separate Account Divisions; minus

•	Any amounts You borrowed or withdrew.

or, where required by state law, all premiums paid, reduced by amounts borrowed or withdrawn.

During the free look period, We will apply premium payments to the MML Money Market Division.

Part III - Other Important Information.

Federal Income Tax Considerations.

The following discussion presents a general description of the federal income tax consequences of the policy, in accordance with Our understanding of current federal income tax laws. It is not an exhaustive study of all tax issues that might arise under the policy. This discussion is not intended as tax advice. We make no representation as to the likelihood of continuation of current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service. We reserve the right to make changes in the policy to ensure it qualifies as life insurance for tax purposes. We do not address state or other applicable tax laws in this discussion. We make no guarantee regarding the future tax treatment of any policy.

For complete consideration of federal and state tax consequences, You should consult a qualified tax adviser prior to purchasing the policy.

Under current state laws, We may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant. If there is a material change in state or local tax laws, We reserve the right to charge the Separate Account for such taxes if attributable to the Separate Account.

Policy Proceeds, Premiums And Loans.
We believe the policy meets the statutory definition of life insurance under Internal Revenue Code (“Code”) Section 7702 and thus receives the same tax treatment as that given to fixed benefit life insurance. As a result, the policy’s death benefit is generally excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code. An exception to this general rule is where a policy has been transferred for value. In that case, the only portion of the death benefit that can be excluded from gross income is the amount equal to the consideration paid for the transfer of ownership plus any subsequent premiums paid by the new owner.

If you surrender Your policy, all or a portion of the distribution may be taxable as income. Ordinary income is the amount by which:

•	account value, including

•	outstanding policy debt (which may include unpaid interest), exceeds

•	premiums paid but not previously recovered.

Therefore, if there is a loan on the policy when it is surrendered, the loan will reduce the cash actually paid to You but will not reduce the amount You must include in income as a result of the surrender.

Decreases in selected face amount and withdrawals may be taxable depending on the circumstances. Code Section 7702(f)(7) states that if a reduction of future benefits occurs during the first 15 years after a policy is issued and if there is a cash distribution associated with that reduction, You may be taxed on all or part of the amount distributed. After 15 years, such cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid but not previously recovered. Otherwise, a withdrawal is taxable only if it exceeds Your unrecovered premium contributions. We suggest that You consult Your tax adviser prior to decreasing Your selected face amount or taking a withdrawal.

If You change the policyowner or the insured or exchange or assign Your policy, tax consequences may occur. In addition, under current law, any policy loan will be treated as policy debt. Therefore, no part of any loan under a policy will constitute income to You unless the policy is a MEC. Please see below. Under the “personal” interest limitation provisions of the Code, interest on policy loans used for personal purposes, which otherwise meet the requirements of Code Section 264, is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for “trade or business” or “investment” purposes. We suggest You consult Your tax adviser for further guidance on the deductibility for tax purposes of the interest on policy loans.

If a business or corporation owns the policy, the Code may impose additional restrictions. The interest deduction available for loans against a business-owned policy is limited. A business could lose a portion of its deduction for interest paid on general debt, if it holds cash value life insurance on a person who was not an employee, officer, director or 20% owner of the business at the time the policy was issued. For those corporations subject to the alternative minimum tax, there may be an indirect tax upon the inside build-up of gain. The corporate alternative minimum tax could also apply to a portion of the amount by which death benefits received exceed the policy’s cash value at date of death.

Federal, state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary.

For complete information on the impact of changes to Your policy and federal and state tax considerations, You should consult a qualified tax adviser.

Investor Control—There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains or transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal law dictates that the insurer, and not the Policy Owner, have control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments that each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance, and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy Owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts.
If Your policy becomes a modified endowment contract, loans, collateral assignments, and other amounts distributed are taxable to the extent of any accumulated income in the policy. In general, the amount subject to tax is the excess of the account value (both loaned and unloaned) over the previously unrecovered premiums paid. Any death benefits We pay under a modified endowment contract, however, are not taxed any differently from death benefits payable under other life insurance contracts.

A policy is a modified endowment contract if it satisfies the definition of life insurance in the Code, but fails the additional “7-pay test.” A policy fails this test if the accumulated amount paid under the policy at any time during the first seven policy years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. Regardless, a policy which would otherwise satisfy the 7-pay test will still be taxed as a modified endowment contract if it is received in exchange for a modified endowment contract.

Certain changes will require Us to re-test a policy to determine whether it has become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause Us to re-test the policy as if it had originally been issued with the reduced death benefit. If the premiums actually paid into a policy exceed the limits under the 7-pay test for a policy with the reduced death benefit, the policy will become a modified endowment contract. This change is effective retroactively to the contract year in which the actual premiums paid exceed the new 7-pay limits.

In addition, a “material change” occurring at any time while the policy is in force will require Us to re-test the policy to determine whether it continues to meet the 7-pay test. A material change starts a new 7-pay test period. The term “material change” includes many increases in death benefits.

Since the policy provides for flexible premium payments, We will carefully monitor the policy to determine whether increases in death benefits or additional premium payments cause either the start of a new 7-pay test period or the taxation of distributions and loans. All additional premium payments will be considered.

If any amount is taxable as a distribution of income under a modified endowment contract, it will be subject to a 10% penalty tax. Limited exceptions from the additional penalty tax are available for individual policyowners. These exceptions include:

•	distributions made on or after the date the taxpayer attains age 59 1 /2; or

•	distributions attributable to the taxpayer’s becoming disabled; or

•	distributions that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

Once a policy fails the 7-pay test, loans, collateral assignments, and distributions occurring in the year of failure and thereafter become subject to the rules for modified endowment contracts. In addition, any distribution or loan made within two years prior to failing the 7-pay test is considered to have been made in anticipation of the failure and may result in tax consequences.

For purposes of determining the amount of income received from a modified endowment contract, the law requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the contracts required to be aggregated.

You should consult a qualified tax adviser for complete information on modified endowment contract status, especially in the case of a corporate-owned policy.

Diversification Standards.
To comply with final regulations under Code Section 817(h) (“Final Regulations”), each Fund is required to diversify its investments. All securities of the same issuer are treated as a single investment. Each government agency or instrumentality, however, is treated as a separate issuer.

The regulations generally require that on the last day of each quarter of a calendar year, no more than 55% of the value of a Fund is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, all securities of the same issuer are treated as a single investment. Each government agency or instrumentality, however, is treated as a separate issuer.

We intend to comply with the Final Regulations to ensure the policy continues to qualify as life insurance for federal income tax purposes. If future regulations are issued regarding whether a policyowner may direct investments to a particular division of a separate account, We reserve the right to modify the policy as necessary to prevent the policyowner from being considered the owner of the assets of the Separate Account.

Your Voting Rights.

As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, as amended, You have voting rights. You are entitled to instruct Us how to vote the Funds’ shares held in the Separate Account that are attributable to Your policy at shareholder meetings. We determine who has voting rights as of the record date for the meeting.

We determine the number of Fund shares held in the Separate Account attributable to Your policy by dividing Your account value in each Division, if any, by $100. We count fractional votes.

In order to exercise Your voting rights, We will send You proxy material and an instruction form. If We have not received effective voting instructions, We will vote Fund shares held by the Separate Account in the same proportion as the shares for which We received instructions, if required by law. Otherwise, We reserve the right to vote such shares at Our own discretion.

Our Rights.

We reserve the right to take certain actions in connection with Our operations and the operations of the Separate Account. We will act in accordance with applicable laws. If required by law or regulation, We will seek Your approval.

Specifically, We reserve the right to:

•	Create new segments of the Separate Account for any new variable life insurance products We create in the future;

•	Create new Separate Accounts;

•	Combine any two or more Separate Accounts;

•	Make available additional Separate Account Divisions investing in additional investment companies;

•	Eliminate one or more Separate Account Divisions;

•	Substitute or merge two or more Separate Account Divisions or Separate Accounts;

•	Invest the assets of the Separate Account in securities other than shares of the Funds as a substitute for such shares already purchased or as the securities to be purchased in the future;

•	Operate the Separate Account as a management investment company under the Investment Company Act of 1940, as amended, or in any other form permitted by law;

•	De-register the Separate Account under the Investment Company Act of 1940, as amended, if registration is no longer required; and

•	Change the name of the Separate Account.

We reserve all rights to the name MassMutual and Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use Our name or part of it, but We may also withdraw this right.

Records And Reports.

We maintain all Separate Account and GPA records and accounts. Each year within 30 days after Your policy anniversary, We will mail to You a report showing:

•	Your account value at the beginning of the previous policy year;

•	All premiums paid during the previous policy year;

•	All additions to and deductions from Your account value during the policy year; and

•	The account value, death benefit, cash surrender value and policy debt as of Your last policy anniversary.

We will include any additional information required by any applicable law or regulation in this report.

Sales And Other Agreements.

MML Distributors, LLC (“MML Distributors”) a wholly-owned subsidiary of MassMutual, is the principal underwriter of the policy. MML Investors Services, Inc. (“MMLISI”), a wholly-owned subsidiary of MassMutual, serves as the co-underwriter of the policy. Both MML Distributors and MMLISI are located at 1414 Main Street, Springfield, MA
01144-1013. Each underwriter is registered with the Securities and Exchange Commission (“SEC”) as a broker-dealer under the Securities Exchange Act of 1934. Each is also a member of the National Association of Securities Dealers, Inc. (“NASD”).

MML Distributors may enter into selling agreements with other registered SEC broker-dealers who are also members of the NASD. These are selling brokers.

We also sell the policies through state insurance licensed agents. These agents are also registered representatives of selling brokers or of MMLISI.

When we receive a completed application, the selling broker or co-underwriter performs suitability review. In some cases, We perform insurance underwriting. If We accept the application, We determine the insured’s risk classification. If We do not accept the application, We will refund any premium paid.

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the policies. We pay commissions through MMLISI and MML Distributors to agents and selling brokers.

MML Distributors does business under different variations of its name, including the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Commissions.

We pay agents or selling brokers commissions as a percentage of premiums paid under the policies. The commission percentage is based on the minimum planned annual premium. The maximum commission percentage We will pay under the policies is 18% of premiums.

Agents may receive commissions at lower rates on policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

Bonding Arrangement.

We maintain an insurance company blanket bond which provides $100,000,000 coverage for MassMutual officers, directors, employees and general agents and agents. The blanket bond is subject to a $350,000 deductible.

Legal Proceedings.

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of our management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations, or liquidity.

Experts.

The financial statements included in this prospectus for the Strategic Variable Life Segment of Massachusetts Mutual Variable Life Separate Account I and the 2000 and 1999 audited statutory financial statements of MassMutual included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement (which report on MassMutual expresses an unqualified opinion and includes an explanatory paragraph referring to the use of statutory accounting practices which differ from accounting principles generally accepted in the United States of America), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.

The 1998 audited statutory financial statements of MassMutual were audited by auditors other than Deloitte & Touche LLP.

John M. Valencia, Assistant Vice President for MassMutual, has examined the illustrations in Appendix C of this prospectus. We filed his opinion on the illustrations as an exhibit to the registration statement filed with the SEC.

Financial Statements.

You should consider the financial statements of MassMutual and the Strategic Variable Life® segment of the Separate Account included in Appendix E of this prospectus only as bearing upon Our ability to meet Our obligations under the policy.

Appendix A - Glossary
Case:
A group of policies sold to individuals with a common employment or other non-insurance motivated relationship.

Fixed Account Value:
The account value in the GPA.

Insured:
Person whose life the policy insures.

Issue Date:
The date the policy is in force. It is also the start date of the suicide exclusion and contestability periods.

Monthly Calculation Date:
The date account value charges are due. The first monthly calculation date is the policy date. Subsequent monthly calculation dates are on the same date of each calendar month thereafter.

Net Premium:
Premium paid less sales load, premium tax charges and deferred acquisition cost tax charges.

Policy Anniversary:
The anniversary of the policy date.

Policy Date:
The date used as the starting point for determining policy anniversary dates, policy years and monthly calculation dates.

Policy Year:
The twelve month period beginning with the policy date, and each successive twelve month period thereafter.

Policyowner:
The corporation, partnership, trust, individual, or other entity who owns the policy, as shown on Our records.

Valuation Date:
A date on which the price of the Funds is determined. Generally, this will be any date on which the New York Stock Exchange is open for trading.

Valuation Period:
The period from the end of one valuation date to the end of the next valuation date.

Valuation Time:
The time the New York Stock Exchange closes on a valuation date (currently 4:00 p.m. New York time). All required actions will be performed as of the valuation time.

Variable Account Value:
The account value in the Separate Account Divisions.

Appendix B - Rates of Return
Table 1 shows the Effective Annual Rates of Return of the Funds based on the actual investment performance of the Funds, after deductions of investment management fees and other Fund operating expenses. This Table is based on December 31, 2000 figures. The Effective Annual Rates of Return do not reflect the deduction of mortality and expense risk charges, premium deductions, administrative charge, cost of insurance charges or underwriting charges.

Table 2 shows the Effective Annual Rates of Return of the Separate Account Divisions. These returns are based on the actual underlying Fund performance and the deduction of the current mortality and expense risk charge. The Effective Annual Rates of Return do not reflect premium deductions, administrative charge, cost of insurance charges or underwriting charges. This table is based on December 31, 2000 figures. It assumes the Separate Account Divisions have been in operation for the same periods as the underlying Funds in which they invest. Also, it reflects the total of the income generated by the Funds’ net of investment management fees and other operating expenses, plus realized or unrealized capital gains and losses.

Table 3 shows the One Year Total Returns of the Funds based on actual investment performance. It reflects the deduction of investment management fees and other operating expenses. This table is based on December 31, 2000 annualized figures. These rates of return do not reflect the deduction of mortality and expense risk charges, premium deductions, administrative charge, cost of insurance charges or underwriting charges.

Since Tables 1, 2 and 3 do not reflect deductions from premiums or administrative, cost of insurance, and underwriting charges, the rates do not illustrate how actual investment performance will affect the benefits under the policy. If these charges were included, the returns would be lower.

Due to ongoing market volatility, rates of return may be subject to substantial short-term fluctuations. Current rates of return may be lower than the rates of return shown in Tables 1, 2 and 3. You will find updated rates of return published on a monthly basis at www.massmutual.com.

The rates of return shown do not indicate future performance. You may consider these rates of returns when assessing Funds’ investment advisers and sub-advisers competence and performance.

TABLE 1
EFFECTIVE ANNUAL RATES OF RETURN 1
AS OF DECEMBER 31, 2000

Fund (Inception Date)	1 Year	3 Years	5 Years	10 Years	15 Years	20 Years	Since Inception

MML Emerging Growth Fund (5/1/2000) [7]	—	—	—	—	—	—	-26.50%
MML Growth Equity Fund (5/3/99)	-6.54%	—	—	—	—	—	12.43%
MML OTC 100 Fund (5/1/2000)	—	—	—	—	—	—	-38.90%
MML Small Cap Growth Equity Fund (5/3/99) [7]	-13.87%	—	—	—	—	—	23.75%
MML Equity Fund (9/15/71) [2]	2.86%	4.75%	12.18%	13.92%	13.23%	14.35%	13.61%
MML Equity Index Fund-Class II Shares (5/1/97) [6]	-9.43%	11.92%	—	—	—	—	15.92%
MML Blend Fund (2/3/84)	0.02%	3.90%	9.08%	11.24%	11.22%	—	11.87%
MML Managed Bond Fund (12/16/81)	11.19%	5.68%	6.01%	7.95%	8.29%	—	9.61%
MML Money Market Fund (12/16/81) 3,* (7 day yield=6.24%)	6.03%	5.32%	5.22%	4.77%	5.69%	—	6.50%
Oppenheimer Global Securities Fund/VA (11/12/90)	5.09%	23.86%	22.34%	15.76%	—	—	15.58%
Oppenheimer Main Street® Small Cap Fund/VA (5/1/98)** ,7	-18.34%	—	—	—	—	—	5.35%
Oppenheimer Aggressive Growth Fund/VA (8/15/86)	-11.24%	22.34%	19.71%	21.21%	—	—	16.75%
Oppenheimer Capital Appreciation Fund/VA (4/3/85)	-0.23%	20.56%	22.69%	19.45%	—	—	16.39%
Oppenheimer Main Street® Growth & Income Fund/VA (7/5/95)	-8.78%	5.15%	15.33%	—	—	—	18.65%
Oppenheimer Multiple Strategies Fund/VA (2/9/87)	6.44%	8.27%	11.43%	11.74%	—	—	11.21%
Oppenheimer High Income Fund/VA (4/30/86)	-3.74%	0.23%	5.42%	11.72%	—	—	10.53%
Oppenheimer Strategic Bond Fund/VA (5/3/93)	2.63%	2.79%	5.76%	—	—	—	5.71%
Oppenheimer Bond Fund/VA (4/3/85)	6.10%	3.72%	5.02%	7.58%	—	—	8.69%
Oppenheimer Money Fund/VA (4/3/85) 3,4,* (7 day yield=6.21%)	6.26%	5.49%	5.38%	5.01%	—	—	5.85%
Oppenheimer International Growth Fund/VA (5/13/92)	-9.43%	17.59%	14.77%	—	—	—	11.68%
Goldman Sachs VIT Capital Growth Fund (4/30/98) [5]	-7.95%	—	—	—	—	—	11.14%
Goldman Sachs VIT Mid Cap Value Fund (5/1/98) [5]	30.97%	—	—	—	—	—	4.41%
Goldman Sachs VIT CORE SM U.S. Equity Fund (2/13/98) [5]	-9.59%	—	—	—	—	—	9.20%
Goldman Sachs VIT Growth and Income Fund (1/12/98) [5]	-4.68%	—	—	—	—	—	1.97%
MFS® New Discovery Series (5/1/98)	-1.99%	—	—	—	—	—	22.99%
MFS® Emerging Growth Series (7/24/95)	-19.61%	23.99%	22.15%	—	—	—	23.79%
MFS® Research Series (7/26/95)	-4.85%	13.35%	16.46%	—	—	—	17.21%
T. Rowe Price Mid-Cap Growth Portfolio (12/31/96)	7.41%	17.51%	—	—	—	—	17.83%
T. Rowe Price New America Growth Portfolio (3/31/94)	-10.62%	6.09%	11.68%	—	—	—	15.53%
Janus Aspen Capital Appreciation Portfolio (5/1/97)	-18.18%	29.97%	—	—	—	—	31.55%
Janus Aspen Worldwide Growth Portfolio (9/13/93)	-15.67%	21.37%	23.02%	—	—	—	22.28%
American Century VP Income & Growth Fund (10/30/97)	-10.62%	—	—	—	—	—	12.28%
American Century VP Value Fund (5/1/96)	18.14%	7.09%	—	—	—	—	12.59%

*	The yield quotation more closely reflects the current earnings of the Money Fund/VA and Money Market Fund than the total return quotation.
**	Prior to May 1, 2001, this fund was called the Oppenheimer Small Cap Growth Fund/VA.
1
The Effective Annual Rates Of Return is calculated by determining, over a stated period of time, the average annual compounded rate of return that an investment in the Fund earned over that period, assuming reinvestment of all distributions. Due to ongoing market volatility, rates of return may be subject to substantial short-term fluctuations. Current rates of return may be lower than the rates of return shown in this Table. You will find updated rates of return published on a monthly basis at www.massmutual.com.

2	Although the MML Equity Fund commenced operations in 1971, the information necessary to calculate the returns is available only for the year 1974 and subsequent periods.
3
An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

4	Although the Oppenheimer Money Fund commenced operations on 4/3/85, the information necessary to calculate the returns is available only for the year 1987 and subsequent periods.
5	Each Goldman Sachs Fund is a series of Goldman Sachs Variable Insurance Trust.
6
Performance for MML Equity Index Fund—Class II Shares reflects a blended figure, combining: a) for periods prior to Class II inception of 5/1/00, historical results of Class I Shares and b) for periods after 5/1/00, Class II’s results reflecting a lower fee structure.

7
Investments in small-size companies generally carry greater risk than is customarily associated with larger, more established companies for various reasons such as narrower markets, limited financial resources, susceptibility to steeper stock price fluctuations and less liquid stock.

The chart below shows the Effective Annual Rates Of Return Of The Divisions Of The Separate Account. The performance figures are calculated on the basis of the actual historical performance of the Funds for the periods shown. These performance figures reflect all Fund level charges, that is, all investment management fees and direct operating expenses, as well as the mortality and expense charge. The current mortality and expense risk charge is 0.30%. These returns do not reflect expenses or administrative and cost of insurance charges assessed against the account value of the policy. The inclusion of these charges would reduce the returns shown.

TABLE 2
EFFECTIVE ANNUAL RATES OF RETURN OF EACH DIVISION OF THE SEPARATE ACCOUNT 3
AS OF DECEMBER 31, 2000

Fund (Inception Date)	1 Year	5 Years	10 Years	Since Inception

MML Emerging Growth Division (5/1/2000)	—	—	—	-26.80%
MML Growth Equity Division (5/3/99)	-6.84%	—	—	12.13%
MML OTC 100 Division (5/1/2000)	—	—	—	-39.20%
MML Small Cap Growth Equity Division (5/3/99)	-14.17%	—	—	23.45%
MML Equity Division (9/15/71)	2.56%	11.88%	13.62%	13.31%
MML Equity Index Division (5/1/97)	-9.73%	—	—	15.62%
MML Blend Division (2/3/84)	-0.28%	8.78%	10.94%	11.57%
MML Managed Bond Division (12/16/81)	10.89%	5.71%	7.65%	9.31%
MML Money Market Division (12/16/81) 2,* (7 day yield=5.94%)	5.73%	4.92%	4.47%	6.20%
Oppenheimer Global Securities Division (11/12/90)	4.79%	22.04%	15.46%	15.28%
Oppenheimer Main Street Small Cap Division (5/1/98) [1]	-18.64%	—	—	5.05%
Oppenheimer Aggressive Growth Division (8/15/86)	-11.54%	19.41%	20.91%	16.45%
Oppenheimer Capital Appreciation Division (4/3/85)	-0.53%	22.39%	19.15%	16.09%
Oppenheimer Main Street® Growth & Income Division (7/5/95)	-9.08%	15.03%	—	18.35%
Oppenheimer Multiple Strategies Division (2/9/87)	6.14%	11.13%	11.44%	10.91%
Oppenheimer High Income Division (4/30/86)	-4.04%	5.12%	11.42%	10.23%
Oppenheimer Strategic Bond Division (5/3/93)	2.33%	5.46%	—	5.41%
Oppenheimer Bond Division (4/3/85)	5.80%	4.72%	7.28%	8.39%
Oppenheimer Money Division (4/3/85) 2,* (7 day yield=5.91%)	5.96%	5.08%	4.71%	5.55%
Oppenheimer International Growth Division (5/13/92) [1]	-9.73%	14.47%	—	11.38%
Goldman Sachs Capital Growth Division (4/30/98)	-8.25%	—	—	10.84%
Goldman Sachs Mid Cap Value Division (5/1/98)	30.67%	—	—	4.11%
Goldman Sachs CORE SM U.S. Equity Division (2/13/98)	-9.89%	—	—	8.90%
Goldman Sachs Growth and Income Division (1/12/98)	-4.98%	—	—	1.67%
MFS® New Discovery Division (5/1/98)	-2.29%	—	—	22.69%
MFS® Emerging Growth Division (7/24/95)	-19.91%	21.85%	—	23.49%
MFS® Research Division (7/26/95)	-5.15%	16.16%	—	16.91%
T. Rowe Price Mid-Cap Growth Division (12/31/96)	7.11%	—	—	17.53%
T. Rowe Price New America Growth Division (3/31/94)	-10.92%	11.38%	—	15.23%
Janus Aspen Capital Appreciation Division (5/1/97)	-18.48%	—	—	31.25%
Janus Aspen Worldwide Growth Division (9/13/93)	-15.97%	22.72%	—	21.98%
American Century VP Income & Growth Division (10/30/97)	-10.92%	—	—	11.98%
American Century VP Value Division (5/1/96)	17.84%	—	—	12.29%

The returns for any Divisions of the Separate Account reflect only the performance of a hypothetical investment in the Separate Account Divisions during the particular time period on which the calculations are based. The returns should be considered in light of the investment objectives and policies, characteristics and quality of the Fund in which the Separate Account Divisions invest and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future. Actual returns may be more or less than those shown and will depend on a number of factors, including the investment allocations by a policyowner and the different investment rates of return for the Separate Account Divisions. The inception date of Strategic Variable Life® is 7/5/95. The performance figures above are based on the performance of the underlying Funds. Many of the Funds were in existence prior to 7/5/95. The performance from the Funds inception dates is derived by reducing the actual performance of the underlying Fund by the fees and charges of Strategic Variable Life®. You may obtain a personalized illustration which reflects charges based on your individual characteristics. Please refer to the prospectus for additional information including sample hypothetical illustrations.

*	The yield quotation more closely reflects the current earnings of the Money Division and Money Market Division than the total return quotation.
1	Prior to May 1, 2001, the Oppenheimer Main Street Small Cap Division was called the Oppenheimer Small Cap Growth Division.
2
An investment in the division is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the division seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the division.

3
Due to ongoing market volatility, rates of return may be subject to substantial short-term fluctuations. Current rates of return may be lower than rhe rates of return shown in this Table. You will find updated rates of return published on a monthly basis at www.massmutual.com.

TABLE 3
ONE YEAR TOTAL RETURNS 1

For the year ended	2000	1999		1998	1997	1996	1995	1994	1993

MML Emerging Growth Fund (5/1/2000)	—	—		—	—	—	—	—	—
MML Growth Equity Fund (5/3/99)	-6.54%	30.10%	*	—	—	—	—	—	—
MML OTC 100 Fund (5/1/2000)	—	—		—	—	—	—	—	—
MML Small Cap Growth Equity Fund (5/3/99)	-13.87%	65.68%	*	—	—	—	—	—	—
MML Equity Fund (9/15/71) [2]	2.86%	-3.82%		16.20%	28.59%	20.25%	31.13%	4.10%	9.52%
MML Equity Index Fund – Class II Shares (5/1/97) [5]	-9.43%	20.32%		28.22%	21.93%	—	—	—	—
MML Blend Fund (2/3/84)	0.02%	-1.24%		13.56%	20.89%	13.95%	23.28%	2.48%	9.70%
MML Mgd. Bond Fund (12/16/81) [2]	11.19%	-1.83%		8.14%	9.91%	3.25%	19.14%	-3.76%	11.81%
MML Money Mrkt. Fund (12/16/81) [2]	6.03%	4.78%		5.16%	5.18%	5.01%	5.58%	3.84%	2.75%
Opp. Global Securities Fund/VA (11/12/90)	5.09%	58.48%		14.11%	22.42%	17.80%	2.24%	-5.72%	70.32%
Opp. Main Street Small Cap Fund/VA** (5/1/98)	-18.34%	46.56%		-4.00%	—	—	—	—	—
Opp. Aggressive Growth Fund/VA (8/15/86)	-11.24%	83.60%		12.36%	11.67%	20.23%	32.52%	-7.59%	27.32%
Opp. Capital Appreciation Fund/VA (4/3/85)	-0.23%	41.66%		24.00%	26.69%	25.20%	36.66%	0.97%	7.25%
Opp. Main Street Growth & Income Fund/VA (7/5/95)	-8.78%	21.71%		4.70%	32.48%	32.51%	23.25%	—	—
Opp. Multi. Strategies Fund/VA (2/9/87)	6.44%	11.80%		6.66%	17.22%	15.50%	21.36%	-1.95%	15.95%
Opp. High Income Fund/VA (4/30/86)	-3.74%	4.29%		0.31%	12.22%	15.25%	20.37%	-3.18%	26.34%
Opp. Strategic Bond Fund/VA (5/3/93)	2.63%	2.83%		2.90%	8.71%	12.07%	15.33%	-3.78%	4.25%
Opp. Bond Fund/VA (4/3/85)	6.10%	-1.52%		6.80%	9.26%	4.80%	17.00%	-1.94%	13.04%
Opp. Money Fund/VA (4/3/85)	6.26%	4.96%		5.25%	5.32%	5.13%	5.62%	-4.21%	3.16%
Opp. International Growth Fund/VA (5/13/92) [3]	-9.43%	50.37%		19.40%	8.11%	13.26%	10.30%	1.44%	21.80%
Goldman Sachs VIT Capital Growth Fund (4/30/98) [4]	-7.95%	27.13%		13.40%	—	—	—	—	—
Goldman Sachs VIT Mid Cap Value Fund (5/1/98) [4]	30.97%	-0.95%		-13.56%	—	—	—	—	—
Goldman Sachs VIT CORE SM U.S. Equity Fund (2/13/98) [4]	-9.59%	24.30%		14.73%	—	—	—	—	—
Goldman Sachs VIT Growth and Income Fund (1/12/98) [4]	-4.68%	5.41%		5.47%	—	—	—	—	—
MFS New Discovery Series (5/1/98)	-1.99%	73.41%		2.20%	—	—	—	—	—
MFS Emerging Growth Series (7/24/95)	-19.61%	76.71%		34.16%	21.90%	17.02%	—	—	—
MFS Research Series (7/26/95)	-4.85%	24.05%		23.39%	20.26%	22.33%	—	—	—
T. Rowe Price Mid-Cap Growth Portfolio (12/31/96)	7.41%	23.73%		22.08%	18.80%	—	—	—	—
T. Rowe Price New America Growth Portfolio (3/31/94)	-10.62%	12.75%		18.51%	21.12%	20.09%	51.10%	1.00%	—
Janus Aspen Capital Appreciation Portfolio – Institutional Shares (5/1/97)	-18.18%	67.00%		58.11%	—	—	—	—	—
Janus Aspen Worldwide Growth Portfolio – Institutional Shares (9/13/93)	-15.67%	64.45%		28.92%	22.15%	29.04%	27.37%	1.53%	—
American Century VP Income & Growth Fund (10/30/97)	-10.62%	18.02%		26.87%	—	—	—	—	—
American Century VP Value Fund (5/1/96)	18.14%	-0.85%		4.81%	26.08%	—	—	—	—

TABLE 3 (Continued)
ONE YEAR TOTAL RETURNS 1 (Continued)

For the year ended	1992	1991	1990	1989	1988	1987	1986	1985

MML Emerging Growth Fund (5/1/2000)	—	—	—	—	—	—	—	—
MML Growth Equity Fund (5/3/99)*	—	—	—	—	—	—	—	—
MML OTC 100 Fund (5/1/2000)	—	—	—	—	—	—	—	—
MML Small Cap Growth Equity Fund (5/3/99)*	—	—	—	—	—	—	—	—
MML Equity Fund (9/15/71) [2]	10.48%	25.56%	-0.51%	23.04%	16.68%	2.10%	20.15%	30.54%
MML Equity Index Fund – Class II Shares (5/1/97) [4]	—	—	—	—	—	—	—	—
MML Blend Fund (2/3/84)	9.36%	24.00%	2.37%	19.96%	13.40%	3.12%	18.30%	24.88%
MML Mgd. Bond Fund (12/16/81) [2]	7.31%	16.66%	8.38%	12.83%	7.13%	2.60%	14.46%	19.94%
MML Money Mrkt. Fund (12/16/81) [2]	3.48%	6.01%	8.12%	9.16%	7.39%	6.49%	6.60%	8.03%
Opp. Global Securities Fund/VA (11/12/90)	-7.11%	3.39%	0.40%	—	—	—	—	—
Opp. Main Street Small Cap Fund/VA** (5/1/98)	—	—	—	—	—	—	—	—
Opp. Aggressive Growth Fund/VA (8/15/86)	15.42%	54.72%	-16.82%	27.57%	13.41%	14.34%	-1.65%	—
Opp. Capital Appreciation Fund/VA (4/3/85)	14.53%	25.54%	-8.21%	23.59%	22.09%	3.31%	17.76%	9.50%
Opp. Main Street Growth & Income Fund/VA (7/5/95)	—	—	—	—	—	—	—	—
Opp. Multi. Strategies Fund/VA (2/9/87)	8.99%	17.48%	-1.91%	15.76%	22.15%	3.97%	—	—
Opp. High Income Fund/VA (4/30/86)	17.92%	33.91%	4.65%	4.84%	15.58%	8.07%	4.73%	—
Opp. Strategic Bond Fund/VA (5/3/93)	—	—	—	—	—	—	—	—
Opp. Bond Fund/VA (4/3/85)	6.50%	17.63%	7.92%	13.32%	8.97%	2.53%	10.12%	18.82%
Opp. Money Fund/VA (4/3/85)	4.03%	6.18%	7.84%	9.56%	6.96%	6.75%	6.00%	5.00%
Opp. International Growth Fund/VA (5/13/92)	-4.32%	—	—	—	—	—	—	—
Goldman Sachs VIT Capital Growth Fund (4/30/98) [3]	—	—	—	—	—	—	—	—
Goldman Sachs VIT Mid Cap Value Fund (5/1/98) [3]	—	—	—	—	—	—	—	—
Goldman Sachs VIT CORE SM U.S. Equity Fund (2/13/98) [3]	—	—	—	—	—	—	—	—
Goldman Sachs VIT Growth and Income Fund (1/12/98) [3]	—	—	—	—	—	—	—	—
MFS New Discovery Series (5/1/98)	—	—	—	—	—	—	—	—
MFS Emerging Growth Series (7/24/95)	—	—	—	—	—	—	—	—
MFS Research Series (7/26/95)	—	—	—	—	—	—	—	—
T. Rowe Price Mid-Cap Growth Portfolio (12/31/96)	—	—	—	—	—	—	—	—
T. Rowe Price New America Growth Portfolio (3/31/94)	—	—	—	—	—	—	—	—
Janus Aspen Capital Appreciation Portfolio – Institutional Class (5/1/97)	—	—	—	—	—	—	—	—
Janus Aspen Worldwide Growth Portfolio – Institutional Class (9/13/93)	—	—	—	—	—	—	—	—
American Century VP Income & Growth Fund (10/30/97)	—	—	—	—	—	—	—	—
American Century VP Value Fund (5/1/96)	—	—	—	—	—	—	—	—

1.
The figures shown are one year total returns from the inception of the Funds. These figures do not reflect the mortality and expense risk charges assessed against the Separate Account, deductions from premiums or administrative, cost of insurance and underwriting charges assessed against the account value of the policies. If these charges were included, the total return figures would be lower. The rates of return shown are not necessarily indicative of future performance. You may consider them in assessing the competence and performance of each of the Funds’ investment advisers.

Due to ongoing market volatility, rates of return may be subject to substantial short-term fluctuations. Current rates of return may be lower than the rates of return shown in this Table. You will find updated rates of return published on a monthly basis at www.massmutual.com.

2.
The figures for the MML Equity Fund from 1974 through 1981 are as follows: 1974: (17.61%); 1975: 32.85%; 1976: 24.77%; 1977: (0.52%); 1978: 3.71%; 1979: 19.54% 1980: 27.62%; 1981: 6.67%; 1982: 25.67%; 1983: 22.85%. The figure for 1982 for the MML Managed Bond Fund is 22.79% and for 1983 is 7.26%. The figure for 1982 for the MML Money Market Fund is 11.12% and for 1983 is 8.97%.

3.	Each Goldman Sachs Fund is a series of Goldman Sachs Variable Insurance Trust.
4.
These returns do not reflect the lower annual fund expenses of the Class II Shares since the initial offering of the Class II Shares occurred on May 1, 2000. These returns would have been higher if the Class II fee structure had been in place during the specified periods and reflected in the performance.

*	From Fund inception 5/3/99 to 12/31/99.
**	Prior to May 1, 2001, this fund was called the Oppenheimer Small Cap Growth Fund/VA.

Appendix C — Hypothetical Illustrations

Illustrations of Death Benefits (Option 1), Cash Surrender Values and Accumulated Premiums

The following tables illustrate the way in which a policy operates. They show how the death benefit option 1 and cash surrender value could vary over an extended period of time, assuming the Funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on annual premiums of $1,200 for a male, female and unisex nonsmoker age 35 and an initial case premium paid of $1,000,000. Separate tables are shown for the current simplified issue and guaranteed schedule of charges. These tables will help you compare the death benefits and cash surrender values for the policy with those under other variable life policies which may be issued by Us or other companies.

1.
The illustration on page C-3 is for a policy issued to a male nonsmoker age 35 for a selected face amount of $100,000. The premium payment is $1,200 using a current simplified issue schedule of charges.

2.	The illustration on page C-4 is for a policy issued to a male nonsmoker age 35 for a selected face amount of $100,000. The premium payment is $1,200 using a guaranteed schedule of charges.

3.
The illustration on page C-5 is for a policy issued to a female nonsmoker age 35 for a selected face amount of $100,000. The premium payment is $1,200 using a current simplified issue schedule of charges.

4.	The illustration on page C-6 is for a policy issued to a female nonsmoker age 35 for a selected face amount of $100,000. The premium payment is $1,200 using a guaranteed schedule of charges.

5.
The illustration on page C-7 is for a policy issued to a unisex nonsmoker age 35 for a selected face amount of $100,000. The premium payment is $1,200 using a current simplified issue schedule of charges.

The illustration on page C-8 is for a policy issued to a unisex nonsmoker age 35 for a selected face amount of $100,000. The premium payment is $1,200 using a guaranteed schedule of charges.

The death benefits and cash surrender values for a policy would be different from the amount shown if the rates of return averaged 0%, 6% and 12% over a period of years but varied above and below that average in individual policy years. They would also differ if any policy loan were made during the period of time illustrated. They would also be different depending upon the allocation of investment value to each division, if the rates of return for all the Funds averaged 0%, 6% or 12% but varied above or below that average for particular Funds.

The death benefits and cash surrender values shown in illustrations 1, 3 and 5 reflect the following current charges:

1.	State premium tax deduction of 2% and a DAC Tax deduction of 1%.

2.	Administrative charge, equal to a monthly $5.25 per Policy charge for nonqualified policies.

3.	Cost of insurance charge, based on the current simplified issue rates being charged by Us.

4.	Mortality and expense risk charge, which is equal to .30% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

5.
Fund level expenses of 0.79% on an annual basis of the net asset value of the MML Trust, Oppenheimer Funds, Panorama Fund, Goldman Sachs VIT, MFS Trust, T. Rowe Price Equity Series, Inc., Janus Aspen Series and American Century VP shares held by the Separate Account.

The death benefits and cash surrender values shown in illustrations 2, 4 and 6 reflect these guaranteed maximum charges:

1.	State premium tax deduction of 2% and a DAC Tax deduction of 1%.

2.	Administrative charge, equal to $9.00 per month.

3.	Cost of insurance charge, based on the 1980 CSO Mortality Table.

4.	Mortality and expense risk charge, which is equal to .60% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

5.
Fund level expenses of 0.79% on an annual basis of the net asset value of the MML Trust, Oppenheimer Funds, Panorama Fund, Goldman Sachs VIT, MFS Trust, T. Rowe Price Equity Series, Inc., Janus Aspen Series and American Century VP shares held by the Separate Account. (This unweighted average reflects current Fund level expenses.)

Cash surrender values shown in the tables reflect the deduction of the applicable sales loads and premium taxes for a case with an initial case premium paid of $1,000,000. Taking into account the mortality and expense risk charge and the Fund level expenses, the effect is that for gross annual rates of return of 0%, 6% and 12%, the actual net annual rate of return on a current basis would be -1.09%, 4.85%, and 10.78%, respectively, and on a guaranteed basis would be -1.38%, 4.54%, and 10.45%, respectively.

Currently We assess no charge against the Separate Account for federal income taxes but We reserve the right to charge the Separate Account for federal income taxes attributable to the Separate Account if such taxes are imposed in the future.

The tables are based on the assumptions that:

•	You requested a level selected face amount,

•	You did not request a policy loan,

•	You did not make additional premium payments,

•	No transaction charges have been incurred, and

•	You allocated the entire account value under the policy to the Funds.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Current Simplified Issue Schedule Of Charges

End of Policy Year	Premiums Per Year	Premiums Accumulated at 5% Interest Per Year	Death Benefit (Option 1)			Cash Surrender Value
			Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
			0%	6%	12%	0%	6%	12%
1	1,200	$ 1,260	100,000	100,000	100,000	839	893	947
2	1,200	2,583	100,000	100,000	100,000	1,668	1,828	1,995
3	1,200	3,972	100,000	100,000	100,000	2,485	2,805	3,152
4	1,200	5,431	100,000	100,000	100,000	3,290	3,827	4,432
5	1,200	6,962	100,000	100,000	100,000	4,082	4,895	5,845
6	1,200	8,570	100,000	100,000	100,000	4,862	6,010	7,408
7	1,200	10,259	100,000	100,000	100,000	5,746	7,299	9,267
8	1,200	12,032	100,000	100,000	100,000	6,609	8,641	11,316
9	1,200	13,893	100,000	100,000	100,000	7,453	10,037	13,577
10	1,200	15,848	100,000	100,000	100,000	8,277	11,492	16,074
15	1,200	27,189	100,000	100,000	100,000	12,053	19,690	33,060
20	1,200	41,663	100,000	100,000	143,740	15,139	29,646	60,907
25	1,200	60,136	100,000	100,000	215,735	17,320	41,758	105,752
30 (Age 65)	1,200	83,713	100,000	101,271	317,272	18,150	56,576	177,247
35	1,200	113,804	100,000	117,640	458,504	16,890	74,455	290,192
40	1,200	152,208	100,000	136,440	667,829	12,170	95,412	467,013
45	1,200	201,222	100,000	156,807	971,295	1,205	119,700	741,447
50	1,200	263,778	-	181,312	1,430,170	-	147,408	1,162,740

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Guaranteed Schedule Of Charges (fund level charges are reflected on a current basis)

End of Policy Year	Premiums Per Year	Premiums Accumulated at 5% Interest Per Year	Death Benefit (Option 1)			Cash Surrender Value
			Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
			0%	6%	12%	0%	6%	12%
1	1,200	$ 1,260	100,000	100,000	100,000	684	733	782
2	1,200	2,583	100,000	100,000	100,000	1,352	1,492	1,638
3	1,200	3,972	100,000	100,000	100,000	2,001	2,276	2,574
4	1,200	5,431	100,000	100,000	100,000	2,631	3,085	3,598
5	1,200	6,962	100,000	100,000	100,000	3,240	3,919	4,717
6	1,200	8,570	100,000	100,000	100,000	3,827	4,778	5,941
7	1,200	10,259	100,000	100,000	100,000	4,511	5,787	7,412
8	1,200	12,032	100,000	100,000	100,000	5,170	6,828	9,024
9	1,200	13,893	100,000	100,000	100,000	5,801	7,899	10,789
10	1,200	15,848	100,000	100,000	100,000	6,407	9,002	12,725
15	1,200	27,189	100,000	100,000	100,000	8,964	14,981	25,625
20	1,200	41,663	100,000	100,000	109,457	10,508	21,670	46,380
25	1,200	60,136	100,000	100,000	160,426	10,396	28,743	78,640
30 (Age 65)	1,200	83,713	100,000	100,000	227,586	7,544	35,671	127,143
35	1,200	113,804	-	100,000	313,160	-	41,288	198,203
40	1,200	152,208	-	100,000	428,201	-	43,289	299,441
45	1,200	201,222	-	100,000	574,411	-	35,199	438,481
50	1,200	263,778	-	-	768,138	-	-	624,502

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Current Simplified Issue Schedule Of Charges

End of Policy Year	Premiums Per Year	Premiums Accumulated at 5% Interest Per Year	Death Benefit (Option 1)			Cash Surrender Value
			Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
			0%	6%	12%	0%	6%	12%
1	1,200	$ 1,260	100,000	100,000	100,000	877	932	987
2	1,200	2,583	100,000	100,000	100,000	1,740	1,905	2,078
3	1,200	3,972	100,000	100,000	100,000	2,591	2,923	3,282
4	1,200	5,431	100,000	100,000	100,000	3,427	3,984	4,611
5	1,200	6,962	100,000	100,000	100,000	4,250	5,093	6,079
6	1,200	8,570	100,000	100,000	100,000	5,057	6,248	7,698
7	1,200	10,259	100,000	100,000	100,000	5,951	7,562	9,601
8	1,200	12,032	100,000	100,000	100,000	6,829	8,932	11,703
9	1,200	13,893	100,000	100,000	100,000	7,689	10,362	14,025
10	1,200	15,848	100,000	100,000	100,000	8,533	11,855	16,592
15	1,200	27,189	100,000	100,000	106,080	12,464	20,331	34,109
20	1,200	41,663	100,000	100,000	167,833	15,925	30,858	62,859
25	1,200	60,136	100,000	101,079	251,911	18,792	43,947	109,526
30 (Age 65)	1,200	83,713	100,000	119,580	368,110	20,909	60,090	184,980
35	1,200	113,804	100,000	138,782	533,519	22,047	79,760	306,620
40	1,200	152,208	100,000	158,396	767,396	21,601	103,527	501,566
45	1,200	201,222	100,000	181,562	1,116,932	17,832	131,567	809,371
50	1,200	263,778	100,000	206,626	1,623,842	7,007	163,989	1,288,763

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Guaranteed Schedule Of Charges (fund level charges are reflected on a current basis)

End of Policy Year	Premiums Per Year	Premiums Accumulated at 5% Interest Per Year	Death Benefit (Option 1)			Cash Surrender Value
			Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
			0%	6%	12%	0%	6%	12%
1	1,200	$ 1,260	100,000	100,000	100,000	722	773	823
2	1,200	2,583	100,000	100,000	100,000	1,427	1,573	1,725
3	1,200	3,972	100,000	100,000	100,000	2,113	2,400	2,711
4	1,200	5,431	100,000	100,000	100,000	2,778	3,253	3,790
5	1,200	6,962	100,000	100,000	100,000	3,422	4,134	4,969
6	1,200	8,570	100,000	100,000	100,000	4,044	5,041	6,259
7	1,200	10,259	100,000	100,000	100,000	4,745	6,083	7,786
8	1,200	12,032	100,000	100,000	100,000	5,421	7,158	9,458
9	1,200	13,893	100,000	100,000	100,000	6,073	8,268	11,292
10	1,200	15,848	100,000	100,000	100,000	6,700	9,414	13,307
15	1,200	27,189	100,000	100,000	100,000	9,455	15,736	26,842
20	1,200	41,663	100,000	100,000	129,831	11,432	23,104	48,626
25	1,200	60,136	100,000	100,000	189,781	12,400	31,650	82,514
30 (Age 65)	1,200	83,713	100,000	100,000	268,191	11,982	41,590	134,770
35	1,200	113,804	100,000	100,000	371,361	8,777	52,759	213,426
40	1,200	152,208	100,000	100,259	505,041	608	65,529	330,092
45	1,200	201,222	0	108,974	683,271	0	78,967	495,124
50	1,200	263,778	0	115,779	909,715	0	91,888	721,996

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Unisex (85% Male), Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Current Simplified Issue Schedule Of Charges

End of Policy Year	Premiums Per Year	Premiums Accumulated at 5% Interest Per Year	Death Benefit (Option 1)			Cash Surrender Value
			Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
			0%	6%	12%	0%	6%	12%
1	1,200	$ 1,260	100,000	100,000	100,000	846	900	954
2	1,200	2,583	100,000	100,000	100,000	1,681	1,842	2,009
3	1,200	3,972	100,000	100,000	100,000	2,503	2,826	3,175
4	1,200	5,431	100,000	100,000	100,000	3,314	3,855	4,463
5	1,200	6,962	100,000	100,000	100,000	4,112	4,930	5,887
6	1,200	8,570	100,000	100,000	100,000	4,897	6,052	7,460
7	1,200	10,259	100,000	100,000	100,000	5,782	7,346	9,326
8	1,200	12,032	100,000	100,000	100,000	6,648	8,692	11,384
9	1,200	13,893	100,000	100,000	100,000	7,494	10,094	13,655
10	1,200	15,848	100,000	100,000	100,000	8,321	11,555	16,164
15	1,200	27,189	100,000	100,000	100,000	12,120	19,796	33,238
20	1,200	41,663	100,000	100,000	148,151	15,262	29,841	61,220
25	1,200	60,136	100,000	100,000	222,149	17,547	42,106	106,292
30 (Age 65)	1,200	83,713	100,000	104,031	324,381	18,575	57,160	178,231
35	1,200	113,804	100,000	121,131	470,203	17,689	75,237	292,052
40	1,200	152,208	100,000	139,855	682,157	13,959	96,452	470,453
45	1,200	201,222	100,000	160,942	993,887	3,906	121,009	747,283
50	1,200	263,778	0	184,227	1,453,230	0	148,973	1,171,960

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Unisex (85% Male), Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Guaranteed Schedule Of Charges (fund level charges are reflected on a current basis)

End of Policy Year	Premiums Per Year	Premiums Accumulated at 5% Interest Per Year	Death Benefit (Option 1)			Cash Surrender Value
			Assuming Hypothetical Gross Annual Investment Return of			Assuming Hypothetical Gross Annual Investment Return of
			0%	6%	12%	0%	6%	12%
1	1,200	$ 1,260	100,000	100,000	100,000	692	741	791
2	1,200	2,583	100,000	100,000	100,000	1,367	1,509	1,656
3	1,200	3,972	100,000	100,000	100,000	2,025	2,302	2,603
4	1,200	5,431	100,000	100,000	100,000	2,661	3,120	3,638
5	1,200	6,962	100,000	100,000	100,000	3,277	3,963	4,769
6	1,200	8,570	100,000	100,000	100,000	3,872	4,832	6,006
7	1,200	10,259	100,000	100,000	100,000	4,558	5,848	7,489
8	1,200	12,032	100,000	100,000	100,000	5,221	6,896	9,114
9	1,200	13,893	100,000	100,000	100,000	5,857	7,975	10,893
10	1,200	15,848	100,000	100,000	100,000	6,468	9,088	12,846
15	1,200	27,189	100,000	100,000	100,000	9,064	15,135	25,875
20	1,200	41,663	100,000	100,000	113,398	10,697	21,965	46,858
25	1,200	60,136	100,000	100,000	166,008	10,806	29,341	79,430
30 (Age 65)	1,200	83,713	100,000	100,000	234,080	8,470	36,912	128,615
35	1,200	113,804	100,000	100,000	323,614	1,546	43,781	201,002
40	1,200	152,208	-	100,000	441,972	-	48,451	304,808
45	1,200	201,222	-	100,000	595,962	-	46,749	448,092
50	1,200	263,778	-	100,000	794,664	-	26,550	640,858

It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash surrender values for a policy would be different from the amounts shown if the rates of return averaged 0%, 6% and 12% over a period of years, but varied above or below that average in individual policy years. They would also be different, depending on the allocation of investment value to each division of the separate account, if the rates of return over all divisions averaged 0%, 6% or 12% but varied above or below that average for individual divisions. They would also differ if any policy loan were made during the period. No representations can be made by MassMutual or the trusts that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Appendix D

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director One Riverfront Plaza, HQE 2 Corning, NY 14831	Corning, Inc. Chairman (since 2001) Chairman and Chief Executive Officer (1996-2000) President and Chief Operating Officer (1990-1996)

James R. Birle, Director 2 Soundview Drive Greenwich, CT 06836	Resolute Partners, LLC Chairman (since 1997), Founder (1994) President (1994-1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991-2000)

Patricia Diaz Dennis, Director 175 East Houston, Room 5-A-50 San Antonio, TX 78205	SBC Communications Inc. Senior Vice President—Regulatory and Public Affairs (since 1998) Senior Vice President and Assistant General Counsel (1995-1998)

Anthony Downs, Director 1775 Massachusetts Ave., N.W. Washington, DC 20036-2188	The Brookings Institution Senior Fellow (since 1977)

James L. Dunlap, Director 2514 Westgate Houston, TX 77019	Ocean Energy, Inc. Vice Chairman (1998-1999) United Meridian Corporation President and Chief Operating Officer (1996-1998) Texaco, Inc. Senior Vice President (1987-1996)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Fellow (since 1995) Northeast Utilities Chairman of the Board (1993-1995) and Chief Executive Officer (1983-1993)

Robert M. Furek, Director c/o Shipman & Goodwin One American Row Hartford, CT 06103	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (1997-2000) Heublein, Inc. President and Chief Executive Officer (1987-1996)

Appendix D

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Charles K. Gifford, Director 100 Federal Street, 26th Floor Boston, MA 02110	FleetBoston Financial
    President and Chief Operating Officer (since 1999)
BankBoston, N.A.
    Chairman and Chief Executive Officer (1996-1999)
    President (1989-1996)
BankBoston Corporation
    Chairman (1998-1999) and Chief Executive Officer (1995-1999)
President (1989-1996)

William N. Griggs, Director One State Street, 9th Floor New York, NY 10004	Griggs & Santow, Inc. Managing Director (since 1983)

Sheldon B. Lubar, Director 700 North Water Street, Suite 1200 Milwaukee, WI 53202	Lubar & Co. Incorporated Chairman (since 1977)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996-1996) AT&T Multimedia Products Group Executive Vice President and CEO (1994-1996)

John F. Maypole, Director 55 Sandy Hook Road — North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	MassMutual
    Chairman (since 2000), Director, President and Chief Executive
        Officer (since 1999)
American International Group, Inc.
    Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

Alfred M. Zeien, Director 300 Boylston Street, Apt. 1104 Boston, MA 02116	The Gillette Company Chairman and Chief Executive Officer (1991-1999)

2
Appendix D

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Executive Vice Presidents:

Susan A. Alfano 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 2001) Senior Vice President (1996-2001)

Lawrence V. Burkett, Jr. 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President and General Counsel (since 1993)

Frederick Castellani 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 2001) Senior Vice President (1996-2001)

Howard Gunton 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President & CFO (since 2001) Senior Vice President & CFO (1999-2001) AIG Life Insurance Co. Senior Vice President & CFO (1973-1999)

James E. Miller 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 1997 and 1987-1996) UniCare Life & Health Senior Vice President (1996-1997)

Christine M. Modie 1295 State Street Springfield, MA 01111	MassMutual
    Executive Vice President and Chief Information Officer
        (since 1999)
Travelers Insurance Company
    Senior Vice President and Chief Information Officer
        (1996-1999)
Aetna Life & Annuity
Vice President (1993-1996)

John V. Murphy 1295 State Street Springfield, MA 01111	OppenheimerFunds, Inc.
    President & Chief Operating Officer
    (since 2000)
MassMutual
    Executive Vice President (since 1997)
David L. Babson & Co., Inc.
    Executive Vice President and Chief Operating Officer
        (1995-1997)
Concert Capital Management, Inc.
Chief Operating Officer (1993-1995)

Stuart H. Reese 1295 State Street Springfield, MA 01111	David L. Babson and Co. Inc.
    President and Chief Executive Officer (since 1999)
MassMutual
    Executive Vice President and Chief Investment Officer
        (since 1999)
    Chief Executive Director-Investment Management (1997-1999)
Senior Vice President (1993-1997)

Matthew Winter 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 2001) Senior Vice President (1998-2001) Vice President (1996-1998)

Appendix D

Independent Auditors’ Report

The Board of Directors and Policyowners of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the divisions of Massachusetts Mutual Variable Life Separate Account I –  Strategic Variable Life® Segment (“the Account”), as of December 31, 2000, the related statement of Operations for the year then ended and the statements of Changes in Net Assets for the years ended December 31, 2000 and 1999. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000 and 1999 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial positions of the Account at December 31, 2000, the results of their operations for the year then ended and their changes in net assets for the years ended December 31, 2000 and 1999 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 15, 2001
Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division	Oppenheimer Aggressive Growth Division

ASSETS

Investments

Number of shares (Note 2)	317,608	7,525,422	491,930	193,580	238,185	3,408,513	181,051	304,210	233,359

Identified cost (Note 3B)	$ 11,796,203	$ 7,525,422	$ 6,072,814	$ 4,610,388	$ 4,260,442	$ 3,408,513	$ 2,056,800	$ 2,916,514	$ 19,976,123

Value (Note 3A)	$ 10,894,443	$ 7,525,422	$ 5,994,743	$ 3,777,647	$ 3,872,893	$ 3,408,513	$ 2,036,822	$ 2,820,025	$ 16,514,815

Dividends receivable	-	39,227	-	-	-	3,463	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-

Total assets	10,894,443	7,564,649	5,994,743	3,777,647	3,872,893	3,411,976	2,036,822	2,820,025	16,514,815

LIABILITIES

Payable to Massachusetts Mutual Life Insurance Company	8,209	5,201	4,533	2,816	2,856	2,752	1,493	2,509	11,651

NET ASSETS	$ 10,886,234	$ 7,559,448	$ 5,990,210	$ 3,774,831	$ 3,870,037	$ 3,409,224	$ 2,035,329	$ 2,817,516	$ 16,503,164

Net Assets:

For variable life insurance policies	$ 10,876,395	$ 7,552,928	$ 5,983,199	$ 3,766,522	$ 3,861,580	$ 3,402,666	$ 2,028,680	$ 2,810,589	$ 16,488,937

Retained in Variable Life Separate Account I by Massachusetts Mutual Life Insurance Company	9,839	6,520	7,011	8,309	8,457	6,558	6,649	6,927	14,227

Net assets	$ 10,886,234	$ 7,559,448	$ 5,990,210	$ 3,774,831	$ 3,870,037	$ 3,409,224	$ 2,035,329	$ 2,817,516	$ 16,503,164

Accumulation units (Note 7)

Policyowners	5,526,859	5,791,636	4,266,830	2,266,437	2,283,001	2,594,022	1,525,578	2,028,640	5,794,704

Massachusetts Mutual Life Insurance Company	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000

Total units	5,531,859	5,796,636	4,271,830	2,271,437	2,288,001	2,599,022	1,530,578	2,033,640	5,799,704

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 2000	$ 1.97	$ 1.30	$ 1.40	$ 1.66	$ 1.69	$ 1.31	$ 1.33	$ 1.39	$ 2.85

December 31, 1999	1.92	1.23	1.26	1.67	1.87	1.24	1.26	1.44	3.22

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2000

	Oppenheimer Capital Appreciation Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street Growth & Income Division	Oppenheimer Small Cap Growth Division	*Oppenheimer International Growth Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division

ASSETS

Investments

Number of shares (Note 2)	515,879	63,483	552,576	831,272	246,210	80,186	23,520	14,584	3,178

Identified cost (Note 3B)	$ 23,844,645	$ 1,094,323	$ 17,917,787	$ 4,097,165	$ 5,712,133	$ 1,098,924	$ 47,480	$ 277,214	$ 81,133

Value (Note 3A)	$ 24,055,433	$ 1,050,637	$ 16,759,637	$ 3,898,667	$ 5,234,429	$ 889,257	$ 40,924	$ 268,784	$ 66,457

Dividends receivable	-	-	-	-	-	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-

Total assets	24,055,433	1,050,637	16,759,637	3,898,667	5,234,429	889,257	40,924	268,784	66,457

LIABILITIES

Payable to Massachusetts Mutual Life Insurance Company	16,930	781	12,225	2,795	3,805	501	28	172	48

NET ASSETS	$ 24,038,503	$ 1,049,856	$ 16,747,412	$ 3,895,872	$ 5,230,624	$ 888,756	$ 40,896	$ 268,612	$ 66,409

Net Assets:

For variable life insurance policies	$ 24,023,032	$ 1,040,830	$ 16,733,857	$ 3,888,921	$ 5,218,048	$ 888,757	$ 40,896	$ 268,612	$ 66,409

Retained in Variable Life Separate Account I by Massachusetts Mutual Life Insurance Company	15,471	9,026	13,555	6,951	12,576	(1)	-	-	-

Net assets	$ 24,038,503	$ 1,049,856	$ 16,747,412	$ 3,895,872	$ 5,230,624	$ 888,756	$ 40,896	$ 268,612	$ 66,409

Accumulation units (Note 7)

Policyowners	7,764,031	576,602	6,172,412	2,797,401	2,074,566	686,461	28,866	185,364	59,516

Massachusetts Mutual Life Insurance Company	5,000	5,000	5,000	5,000	5,000	-	-	-	-

Total units	7,769,031	581,602	6,177,412	2,802,401	2,079,566	686,461	28,866	185,364	59,516

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 2000	$ 3.09	$ 1.81	$ 2.71	$ 1.39	$ 2.52	$ 1.29	$ 1.42	$ 1.45	$ 1.12

December 31, 1999	3.11	1.70	2.59	1.36	2.77	1.59	-	1.35	1.25

*	Prior to May 1, 2000, this Division was called the Panorama International Equity Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2000

	Goldman Sachs Capital Growth Division	Goldman Sachs Mid Cap Equity Division	Goldman Sachs CORE U.S. Equity Division	MFS New Discovery Division	MFS Emerging Growth Division	MFS Research Division	Janus Aspen WorldWide Growth Division	Janus Aspen Capital Appreciation Division

ASSETS

Investments

Number of shares (Note 2)	3,178	1,481	22,787	13,627	19,564	1,382	854	572

Identified cost (Note 3B)	$ 43,272	$ 14,288	$ 305,903	$ 250,089	$ 701,228	$ 30,179	$ 32,258	$ 15,109

Value (Note 3A)	$ 38,419	$ 15,798	$ 284,386	$ 226,342	$ 564,232	$ 28,746	$ 31,584	$ 15,313

Dividends receivable	-	-	-	-	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-

Total assets	38,419	15,798	284,386	226,342	564,232	28,746	31,584	15,313

LIABILITIES

Payable to Massachusetts Mutual Life Insurance Company	22	11	207	163	406	15	6	3

NET ASSETS	$ 38,397	$ 15,787	$ 284,179	$ 226,179	$ 563,826	$ 28,731	$ 31,578	$ 15,310

Net Assets:

For variable life insurance policies	$ 38,397	$ 15,787	$ 284,179	$ 226,179	$ 563,826	$ 28,731	$ 31,578	$ 15,310

Retained in Variable Life Separate Account I by Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-

Net assets	$ 38,397	$ 15,787	$ 284,179	$ 226,179	$ 563,826	$ 28,731	$ 31,578	$ 15,310

Accumulation units (Note 7)

Policyowners	30,633	11,776	240,688	121,971	368,261	22,911	39,937	19,480

Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-

Total units	30,633	11,776	240,688	121,971	368,261	22,911	39,937	19,480

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 2000	$ 1.25	$ 1.34	$ 1.18	$ 1.85	$ 1.53	$ 1.25	$ 0.79	$ 0.79

December 31, 1999	1.37	1.03	-	-	1.91	1.32	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF OPERATIONS
For The Year Ended December 31, 2000

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division	Oppenheimer Aggressive Growth Division

Investment income

Dividends (Note 3B)	$ 960,287	$ 280,527	$ 337,172	$ 664,240	$ 37,071	$ 187,486	$ 133,691	$ 409,923	$ 783,099

Expenses

Mortality and expense risk fees (Note 4)	31,701	14,164	17,371	11,467	13,380	9,358	5,598	10,686	64,063

Net investment income (loss) (Note 3C)	928,586	266,363	319,801	652,773	23,691	178,128	128,093	399,237	719,036

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	(5,591)	-	(118,718)	(81,966)	82,477	-	(18,708)	(449,070)	6,472,484

Change in net unrealized appreciation/depreciation of investments	(524,529)	-	402,643	(586,061)	(629,408)	-	34,052	(93,569)	(9,659,951)

Net gain (loss) on investments	(530,120)	-	283,925	(668,027)	(546,931)	-	15,344	(542,639)	(3,187,467)

Net increase (decrease) in net assets resulting from operations	$ 398,466	$ 266,363	$ 603,726	$ (15,254)	$ (523,240)	$ 178,128	$ 143,437	$ (143,402)	$(2,468,431)

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF OPERATIONS (Continued)
For The Year Ended December 31, 2000

	Oppenheimer Capital Appreciation Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street Growth & Income Division	Oppenheimer Small Cap Growth Division

Investment income

Dividends (Note 3B)	$ 1,553,256	$ 124,239	$ 2,224,985	$ 292,316	$ 295,324	$ 25,137

Expenses

Mortality and expense risk fees (Note 4)	70,611	3,275	47,195	10,906	16,203	1,849

Net investment income (loss) (Note 3C)	1,482,645	120,964	2,177,790	281,410	279,121	23,288

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	2,918,094	24,261	2,985,126	60,743	384,803	241,866

Change in net unrealized appreciation/depreciation of investments	(4,602,640)	(89,802)	(4,513,066)	(231,793)	(1,178,934)	(380,456)

Net gain (loss) on investments	(1,684,546)	(65,541)	(1,527,940)	(171,050)	(794,131)	(138,590)

Net increase (decrease) in net assets resulting from operations	$ (201,901)	$ 55,423	$ 649,850	$ 110,360	$ (515,010)	$ (115,302)

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF OPERATIONS (Continued)
For The Year Ended December 31, 2000

	*Oppenheimer International Growth Division	†Panorama LifeSpan Diversified Income Division	†Panorama LifeSpan Balanced Division	†Panorama LifeSpan Capital Appreciation Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New American Growth Division

Investment income

Dividends (Note 3B)	$ -	$ 370	$ 1,107	$ 2,785	$ 4,086	$ 7,358

Expenses

Mortality and expense risk fees (Note 4)	81	17	32	74	3,403	215

Net investment income (loss) (Note 3C)	(81)	353	1,075	2,711	683	7,143

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	(118)	(222)	520	2,038	221,612	(1,278)

Change in net unrealized appreciation/depreciation of investments	(6,556)	382	(1,467)	(4,137)	(103,547)	(14,708)

Net gain (loss) on investments	(6,674)	160	(947)	(2,099)	118,065	(15,986)

Net increase (decrease) in net assets resulting from operations	$ (6,755)	$ 513	$ 128	$ 612	$ 118,748	$ (8,843)

*	Prior to May 1, 2000, this Division was called the Panorama International Equity Division.
†
On December 8, 2000, shares of Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama LifeSpan Capital Appreciation Portfolio were substituted for shares of MML Blend Fund, Oppenheimer Multiple Strategies Fund/VA and Oppenheimer Main Street® Growth & Income Fund/VA, respectively.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF OPERATIONS (Continued)
For the Year Ended December 31, 2000

	Goldman Sachs Capital Growth Division	Goldman Sachs Mid Cap Equity Division	Goldman Sachs CORE U.S. Equity Division	MFS New Discovery Division	MFS Emerging Growth Division	MFS Research Division	†Janus Aspen WorldWide Growth Division	†Janus Aspen Capital Appreciation Division

Investment income Dividends (Note 3B)	$ 2,299	$ 500	$ 3,378	$ 1,710	$ 40,516	$ 1,163	$ 51	$ 80

Mortality and expense risk fees (Note 4)	329	81	795	365	2,118	56	7	3

Net investment income (loss) (Note 3C)	1,970	419	2,583	1,345	38,398	1,107	44	77

Net realized and unrealized gain (loss) on investments Net realized gain (loss) on investments (Notes 3B, 3C & 6)	3,847	24,243	(31)	(1,366)	25,364	39	1	1

Change in net unrealized appreciation/depreciation of investments	(16,500)	1,509	(21,518)	(23,747)	(221,202)	(2,535)	(674)	204

Net gain (loss) on investments	(12,653)	25,752	(21,549)	(25,113)	(195,838)	(2,496)	(673)	205

Net increase (decrease) in net assets resulting from operations	$ (10,683)	$ 26,171	$ (18,966)	$ (23,768)	$ (157,440)	$ (1,389)	$ (629)	$ 282

†	For the Period September 1, 2000 (Commencement of Operations) Through December 31, 2000.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 2000

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division	Oppenheimer Aggressive Growth Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 928,586	$ 266,363	$ 319,801	$ 652,773	$ 23,691	$ 178,128	$ 128,093	$ 399,237	$ 719,036

Net realized gain (loss) on investments	(5,591)	-	(118,718)	(81,966)	82,477	-	(18,708)	(449,070)	6,472,484

Change in net unrealized appreciation/ depreciation of investments	(524,529)	-	402,643	(586,061)	(629,408)	-	34,052	(93,569)	(9,659,951)

Net increase (decrease) in net assets resulting from operations	398,466	266,363	603,726	(15,254)	(523,240)	178,128	143,437	(143,402)	(2,468,431)

Capital transactions: (Note 7)

Net contract payments	2,171,726	1,490,066	1,016,443	741,428	1,054,511	(2,335,791)	2,463,196	2,232,334	3,268,833

Withdrawal of funds	(210,441)	(69)	(153,962)	(119,783)	(164,920)	-	(1,467)	8,683	(35,271)

Transfer of death benefits	(118,749)	-	(59,369)	(60,794)	(893)	-	-	-	(3,216)

Transfer of policy loans, net of repayments	-	-	-	(5,895)	(12,651)	-	-	-	(879)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(4,854)	13,031	(7,029)	809	(34,312)	(27,047)	(32,937)	(39,390)	387,643

Transfer from (to) Guaranteed Principal Account	4,019	(3,362)	(34,242)	(63,926)	14,840	1,788	2,144	3,901	(26,458)

Withdrawal due to charges for administrative and insurance costs	(301,967)	(122,173)	(136,254)	(102,233)	(96,831)	(67,955)	(41,347)	(68,992)	(425,665)

Divisional transfers	(1,019,107)	3,015,239	(700,056)	(423,924)	(1,273,240)	2,409,613	(1,528,751)	(1,611,442)	1,377,525

Net increase in net assets resulting from capital transactions	520,627	4,392,732	(74,469)	(34,318)	(513,496)	(19,392)	860,838	525,094	4,542,512

Total increase (decrease)	919,093	4,659,095	529,257	(49,572)	(1,036,736)	158,736	1,004,275	381,692	2,074,081

NET ASSETS, at beginning of the year	9,967,141	2,900,353	5,460,953	3,824,403	4,906,773	3,250,488	1,031,054	2,435,824	14,429,083

NET ASSETS, at end of the year	$ 10,886,234	$ 7,559,448	$ 5,990,210	$ 3,774,831	$ 3,870,037	$ 3,409,224	$ 2,035,329	$ 2,817,516	$ 16,503,164

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2000

	Oppenheimer Capital Appreciation Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street Growth & Income Division	Oppenheimer Small Cap Growth Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 1,482,645	$ 120,964	$ 2,177,790	$ 281,410	$ 279,121	$ 23,288

Net realized gain (loss) on investments	2,918,094	24,261	2,985,126	60,743	384,803	241,866

Change in net unrealized appreciation/depreciation of investments	(4,602,640)	(89,802)	(4,513,066)	(231,793)	(1,178,934)	(380,456)

Net increase (decrease) in net assets resulting from operations	(201,901)	55,423	649,850	110,360	(515,010)	(115,302)

Capital transactions: (Note 7)

Net contract payments	6,847,574	(500)	4,167,439	3,311,924	1,871,932	1,291,267

Withdrawal of funds	(110,982)	(131,990)	(314,885)	-	(1,890)	-

Transfer of death benefits	(2,494)	-	(1,156)	-	-	-

Transfer of policy loans, net of repayments	(4,059)	-	(4,737)	-	(9,100)	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	214,179	(12,238)	149,437	(54,428)	(19,321)	1,153

Transfer from (to) Guaranteed Principal Account	15,513	508	17,579	2,587	30,775	-

Withdrawal due to charges for administrative and insurance costs	(522,816)	(21,985)	(490,520)	(127,712)	(179,043)	(24,828)

Divisional transfers	(93,818)	(52,430)	2,479,797	(977,867)	(339,742)	(761,498)

Net increase (decrease) in net assets resulting from capital transactions	6,343,097	(218,635)	6,002,954	2,154,504	1,353,611	506,094

Total increase (decrease)	6,141,196	(163,212)	6,652,804	2,264,864	838,601	390,792

NET ASSETS, at beginning of the year	17,897,307	1,213,068	10,094,608	1,631,008	4,392,023	497,964

NET ASSETS, at end of the year	$ 24,038,503	$ 1,049,856	$ 16,747,412	$ 3,895,872	$ 5,230,624	$ 888,756

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2000

	*Oppenheimer International Growth Division	†Panorama LifeSpan Diversified Income Division	†Panorama LifeSpan Balanced Division	†Panorama LifeSpan Capital Appreciation Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New American Growth Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ (81)	$ 353	$ 1,075	$ 2,711	$ 683	$ 7,143

Net realized gain (loss) on investments	(118)	(222)	520	2,038	221,612	(1,278)

Change in net unrealized appreciation/depreciation of investments	(6,556)	382	(1,467)	(4,137)	(103,547)	(14,708)

Net increase (decrease) in net assets resulting from operations	(6,755)	513	128	612	118,748	(8,843)

Capital transactions: (Note 7)

Net contract payments	13,528	614	229	33	64,132	1,077

Withdrawal of funds	-	-	-	-	(921)	-

Transfer of death benefits	-	-	-	-	-	-

Transfer of policy loans, net of repayments	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	77	(490)	(54)	3	12,108	14

Transfer from (to) Guaranteed Principal Account	-	(5,689)	(7,051)	(6,395)	-	-

Withdrawal due to charges for administrative and insurance costs	(1,683)	(140)	(193)	(748)	(25,792)	(1,044)

Divisional transfers	35,729	(497)	(4,296)	(17,713)	(1,267,067)	7,345

Net increase (decrease) in net assets resulting from capital transactions	47,651	(6,202)	(11,365)	(24,820)	(1,217,540)	7,392

Total increase (decrease)	40,896	(5,689)	(11,237)	(24,208)	(1,098,792)	(1,451)

NET ASSETS, at beginning of the period/year	-	5,689	11,237	24,208	1,367,404	67,860

NET ASSETS, at end of the year	$ 40,896	$ -	$ -	$ -	$ 268,612	$ 66,409

*	Prior to May 1, 2000, this Division was called the Panorama International Equity Division.
†
On December 8, 2000, shares of Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama LifeSpan Capital Appreciation Portfolio were substituted for shares of MML Blend Fund, Oppenheimer Multiple Strategies Fund/VA and Oppenheimer Main Street® Growth & Income Fund/VA, respectively.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2000

	Goldman Sachs Capital Growth Division	Goldman Sachs Mid Cap Equity Division	Goldman Sachs CORE U.S. Equity Division	MFS New Discovery Division	MFS Emerging Growth Division	MFS Research Division	†Janus Aspen WorldWide Growth Division	†Janus Aspen Capital Appreciation Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 1,970	$ 419	$ 2,583	$ 1,345	$ 38,398	$ 1,107	$ 44	$ 77

Net realized gain (loss) on investments	3,847	24,243	(31)	(1,366)	25,364	39	1	1

Change in net unrealized appreciation/depreciation of investments	(16,500)	1,509	(21,518)	(23,747)	(221,202)	(2,535)	(674)	204

Net increase (decrease) in net assets resulting from operations	(10,683)	26,171	(18,966)	(23,768)	(157,440)	(1,389)	(629)	282

Capital transactions: (Note 7)

Net contract payments	5,007	37	28,455	70,706	50,961	-	-	-

Withdrawal of funds	-	-	-	-	-	-	-	-

Transfer of death benefits	-	-	-	-	-	-	-	-

Transfer of policy loans, net of repayments	-	-	-	-	(839)	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(6)	(24,169)	1,006	4,575	(7,472)	1	-	-

Transfer from (to) Guaranteed Principal Account	-	-	-	-	272	-	-	-

Withdrawal due to charges for administrative and insurance costs	(872)	(361)	(5,029)	(6,711)	(20,168)	(382)	(73)	(36)

Divisional transfers	(257,391)	14,109	278,713	181,377	462,537	19,510	32,280	15,064

Net increase (decrease) in net assets resulting from capital transactions	(253,262)	(10,384)	303,145	249,947	485,291	19,129	32,207	15,028

Total increase (decrease)	(263,945)	15,787	284,179	226,179	327,851	17,740	31,578	15,310

NET ASSETS, at beginning of the period/year	302,342	-	-	-	235,975	10,991	-	-

NET ASSETS, at end of the year	$ 38,397	$ 15,787	$ 284,179	$ 226,179	$ 563,826	$ 28,731	$ 31,578	$ 15,310

†	For the Period September 1, 2000 (Commencement of Operations) Through December 31, 2000.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1999

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division	*Oppenheimer Aggressive Growth Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 273,994	$ 201,096	$ 322,401	$ 189,246	$ 49,878	$ 140,858	$ 44,242	$ 133,823	$ (26,006)

Net realized gain (loss) on investments	174,255	-	(12,315)	9,495	301,996	-	15,082	(8,528)	355,438

Change in net unrealized appreciation/depreciation of investments	(876,340)	-	(417,503)	(265,653)	129,467	-	(78,305)	(44,105)	5,735,076

Net increase (decrease) in net assets resulting from operations	(428,091)	201,096	(107,417)	(66,912)	481,341	140,858	(18,981)	81,190	6,064,508

Capital transactions: (Note 7)

Net contract payments	2,294,848	3,370,503	974,482	1,049,359	968,003	13,827,960	94,898	363,703	1,059,127

Withdrawal of funds	(302,627)	(16,490)	(81,136)	(9,360)	(18,503)	(9,375)	(8,328)	(47,048)	(203,949)

Transfer of death benefits	-	-	-	-	-	-	-	-	-

Transfer of policy loans, net of repayments	-	-	-	(17,530)	(18,052)	-	(6,267)	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	10,207	(4,543)	(3,152)	11,411	16,403	2,139	(2,699)	14,252	35,240

Withdrawal due to charges for administrative and insurance costs	(293,105)	(141,363)	(135,461)	(124,070)	(82,104)	(69,686)	(36,471)	(46,835)	(208,012)

Divisional transfers	944,276	(6,269,780)	775,019	(94,923)	2,135,848	(13,560,650)	327,737	1,119,761	2,378,461

Net increase (decrease) in net assets resulting from capital transactions	2,653,599	(3,061,673)	1,529,752	814,887	3,001,595	190,388	368,870	1,403,833	3,060,867

Total increase (decrease)	2,225,508	(2,860,577)	1,422,335	747,975	3,482,936	331,246	349,889	1,485,023	9,125,375

NET ASSETS, at beginning of the year	7,741,633	5,760,930	4,038,618	3,076,428	1,423,837	2,919,242	681,165	950,801	5,303,708

NET ASSETS, at end of the year	$ 9,967,141	$ 2,900,353	$ 5,460,953	$ 3,824,403	$ 4,906,773	$ 3,250,488	$ 1,031,054	$ 2,435,824	$ 14,429,083

*
The Oppenheimer Aggressive Growth Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund. Prior to May 1, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For the Year Ended December 31, 1999

	*Oppenheimer Capital Appreciation Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	**Oppenheimer Main Street Growth & Income Division	**Oppenheimer Small Cap Growth Division	Panorama LifeSpan Diversified Income Division	Panorama LifeSpan Balanced Division	Panorama LifeSpan Capital Appreciation Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 441,650	$ 81,086	$ 249,000	$ 74,496	$ 29,977	$ (353)	$ 301	$ 500	$ 231

Net realized gain (loss) on investments	237,774	11,486	112,362	(67,504)	43,368	341	(204)	531	107

Change in net unrealized appreciation/depreciation of investments	3,935,831	21,885	3,076,551	32,276	612,486	170,789	(1,222)	758	3,283

Net increase in net assets resulting from operations	4,615,255	114,457	3,437,913	39,268	685,831	170,777	(1,125)	1,789	3,621

Capital transactions: (Note 7)

Net contract payments	2,635,740	121,509	654,914	103,454	539,581	17,581	22,449	4,888	9,650

Withdrawal of funds	(110,069)	(169,810)	(158,472)	-	(102,137)	-	-	-	-

Transfer of death benefits	-	-	-	-	-	-	-	-	-

Transfer of policy loans, net of repayments	(18,151)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	30,948	723	38,137	(71)	3,654	6,793	17	150	(6)

Withdrawal due to charges for administrative and insurance costs	(314,818)	(29,830)	(188,669)	(43,284)	(137,718)	(3,065)	(170)	(223)	(333)

Divisional transfers	3,432,541	447,488	3,937,546	1,193,784	1,357,582	305,878	(59,742)	(1,404)	5,110

Net increase in net assets resulting from capital transactions	5,656,191	370,080	4,283,456	1,253,883	1,660,962	327,187	(37,446)	3,411	14,421

Total increase (decrease)	10,271,446	484,537	7,721,369	1,293,151	2,346,793	497,964	(38,571)	5,200	18,042

NET ASSETS, at beginning of the year	7,625,861	728,531	2,373,239	337,857	2,045,230	-	44,260	6,037	6,166

NET ASSETS, at end of the year	$ 17,897,307	$ 1,213,068	$ 10,094,608	$ 1,631,008	$ 4,392,023	$ 497,964	$ 5,689	$ 11,237	$ 24,208

*
The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund. The Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

**
Prior to May 1, 1999, the Oppenheimer Main Street Growth & Income Division was called the Oppenheimer Growth & Income Division and the Oppenheimer Main Street® Growth & Income Fund/VA was called the Oppenheimer Growth & Income Fund.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For the Year Ended December 31, 1999

	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	MFS Research Division	MFS Emerging Growth Division	Goldman Sachs Capital Growth Division	*Goldman Sachs Mid Cap Value Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 13,600	$ 5,576	$ (13)	$ (256)	$ 7,303	$ (96)

Net realized gain (loss) on investments	(291)	593	(5)	976	81	26,514

Change in net unrealized appreciation/depreciation of investments	95,117	32	1,103	84,205	11,647	-

Net increase in net assets resulting from operations	108,426	6,201	1,085	84,925	19,031	26,418

Capital transactions: (Note 7)

Net contract payments	24,281	37,528	-	19,003	6,130	-

Withdrawal of funds	(76)	-	-	-	-	-

Transfer of death benefits	-	-	-	-	-	-

Transfer of policy loans, net of repayments	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	65,658	580	84	(444)	409	(26,418)

Withdrawal due to charges for administrative and insurance costs	(4,451)	(1,447)	(178)	(7,387)	(254)	-

Divisional transfers	1,173,566	24,998	10,000	139,878	277,026	-

Net increase in net assets resulting from capital transactions	1,258,978	61,659	9,906	151,050	283,311	(26,418)

Total increase (decrease)	1,367,404	67,860	10,991	235,975	302,342	-

NET ASSETS, at beginning of the period/year	-	-	-	-	-	-

NET ASSETS, at end of the year	$ 1,367,404	$ 67,860	$ 10,991	$ 235,975	$ 302,342	$ -

*
Prior to May 1, 1999, the Goldman Sachs Mid Cap Value Division was called the Goldman Sachs Mid Cap Equity Division and the Goldman Sachs Mid Cap Value Fund was called the Goldman Sachs Mid Cap equity Fund.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Strategic Variable Life® Segment

Notes To Financial Statements

1.	HISTORY

Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on July 13, 1988, by Massachusetts Mutual Life Insurance Company (“MassMutual”) in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

MassMutual maintains eleven segments within Separate Account I. The initial segment (“Variable Life Plus Segment”) is used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On March 30, 1990, MassMutual established a second segment (“Large Case Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

On July 5, 1995, MassMutual established a third segment (“Strategic Variable Life Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life®.

On July 24, 1995, MassMutual established a fourth segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Select.

On February 11, 1997, MassMutual established a fifth segment (“Strategic GVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s group flexible premium adjustable life insurance policy with variable rider, known as Strategic Group Variable Universal Life®.

On November 12, 1997, MassMutual established a sixth segment (“SVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium adjustable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, MassMutual established a seventh segment (“VUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable life insurance policy, known as Variable Universal Life.

On July 13, 1998, MassMutual established an eighth segment (“Strategic Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable universal life insurance policy, known as Strategic Variable Life® Plus.

On November 23, 1999, MassMutual established a ninth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s new survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life II.

On November 20, 2000, MassMutual established a tenth segment (“VUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life II.

On November 20, 2000, MassMutual established an eleventh segment (“LVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Leadership Variable Universal Life.

MassMutual paid $65,000 to the Strategic Variable Life Segment on July 5, 1995 to provide initial capital: 14,439 shares were purchased in two management investment companies (MML Series Investment Fund and Oppenheimer Variable Account Funds) described in Note 2 supporting the thirteen divisions of Strategic Variable Life Segment.

On May 1, 1997, MassMutual paid $20,000 to provide initial capital for four new divisions of the Strategic Variable Life Segment: 13,950 shares were purchased in the MML Equity Index Division, of the MML Series Investment Fund and three divisions in the Panorama Series Fund, Inc. described in Note 2.

The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).
Notes To Financial Statements (Continued)

2.	INVESTMENT OF STRATEGIC VARIABLE LIFE SEGMENT’S ASSETS

The Strategic Variable Life Segment consists of thirty three divisions. Each division invests in corresponding shares of either the MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Trust”), Panorama Series Fund, Inc. (“Panorama Fund”), American Century Variable Portfolios, Inc. (“American Century”), T. Rowe Price Equity Series, Inc. (“T. Rowe Price”), Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”), MFS® Variable Insurance Trust SM (“MFS Trust”) and the Janus Aspen Series (“Janus Aspen”). At any one time, only twenty-one divisions are available to a policyowner.

MML Trust is an open-end, management investment company registered under the 1940 Act. Nine of its eleven separate series are available to the Strategic Variable Life Segment’s policyowners: MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Index Fund, (Class II Shares) MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML Emerging Growth Fund and MML OTC 100 Fund. MassMutual serves as investment manager of each of the MML Funds pursuant to an investment management agreement. David L. Babson and Company, Inc. (“Babson”), a controlled subsidiary of MassMutual serves as the investment sub-adviser to the MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund. MassMutual has entered into an agreement with the Bankers Trust Company, doing business under the marketing name Deutsche Asset Management, Inc., to serve as the investment sub-adviser to the MML Equity Index Fund and the MML OTC 100 Fund. MassMutual has entered into an agreement with Massachusetts Financial Services Company, to serve as the investment sub-adviser to the MML Growth Equity Fund. MassMutual has entered into a sub-advisory agreement with J.P. Morgan Investment Management Company Inc. and Waddell & Reed Investment Management Company to serve as the investment sub-advisers to the MML Small Cap Growth Equity Fund. MassMutual entered into an agreement with RS Investment Management to serve as the investment sub-adviser to the MML Emerging Growth Fund.

Oppenheimer Trust is an open-end, diversified management investment company registered under the 1940 Act with ten of its Funds available to the Strategic Variable Life Segment’s policyowners: Oppenheimer Money Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Multiple Strategies Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer Strategic Bond Fund/VA, Oppenheimer Main Street® Growth & Income Fund/VA and Oppenheimer Small Cap Growth Fund/VA.

Panorama Fund is an open-end, diversified management investment company registered under the 1940 Act with one of its Portfolios available to the Strategic Variable Life Segment’s policyowners: Oppenheimer International Growth Fund/VA (prior to October 1, 1999, this Fund was called the Panorama International Equity Portfolio). Prior to December 8, 2000, the Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama Capital Appreciation Portfolio were available to the Pan Premier Segment’s policyowners. On December 8, 2000, shares of Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama LifeSpan Capital Appreciation Portfolio were substituted for shares of MML Blend Fund, Oppenheimer Multiple Strategies Fund/VA and Oppenheimer Main Street® Growth & Income Fund/VA, respectively.

OppenheimerFunds, Inc. (“OFI”), a controlled subsidiary of MassMutual, serves as the investment manager to the Oppenheimer Trust and Panorama Fund.

American Century is an open-end, diversified management investment company registered under the 1940 Act with two of its Funds available to the Strategic Variable Life Segment’s policyowners: American Century’s VP Income & Growth Fund and American Century VP Value Fund. American Century Investment Management, Inc. is the investment adviser to the Funds.

T. Rowe Price is an open-end, diversified investment company registered under the 1940 Act with two of its separate series of shares available to the Strategic Variable Life Segment’s policyowners: T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price New America Growth Portfolio. T. Rowe Price Associates, Inc. serves as investment adviser to each of the Portfolios.

Goldman Sachs VIT is an open-end, management investment company with four of its separate series of shares available to the Strategic Variable Life Segment’s policyowners: Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs CORE SM U.S. Equity Fund and Goldman Sachs Growth and Income Fund. Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., serves as investment adviser to the Funds.

MFS Trust is an open-end, management investment company registered under the 1940 Act with three of its separate series of shares available to the Strategic Variable Life Segment’s policyowners: MFS® New Discovery Series, MFS® Emerging Growth Series and MFS® Research Series. Massachusetts Financial Services Company serves as investment adviser to the MFS Trust.

Notes To Financial Statements (Continued)

Janus Aspen is an open-end, management investment company registered under the 1940 Act with two of its separate series available to the Strategic Variable Life Segment’s policyowners: Janus Aspen Worldwide Growth Portfolio and Janus Aspen Capital Appreciation Portfolio. Janus Capital is the investment adviser to the Portfolios.

In addition to the thirty three divisions, a policyowner may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general account. Because of exemptive and exclusionary provisions, interests in the GPA are not registered under the Securities Act of 1933. Also, the general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by Strategic Variable Life Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation

Investments in the MML Trust, the Oppenheimer Trust, the Panorama Fund, American Century, T. Rowe Price, Goldman Sachs VIT, MFS Trust and Janus Aspen are each stated at market value, which is the net asset value per share of each of the respective underlying funds.

B. Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Strategic Variable Life Segment is part of MassMutual’s total operation and is not taxed separately. Strategic Variable Life Segment will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of Strategic Variable Life Segment credited to the policies. Accordingly, MassMutual does not intend to make any charge to Strategic Variable Life Segment divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Strategic Variable Life Segment.

D. Policy Loan

When a policy loan is made, Strategic Variable Life Segment transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of Strategic Variable Life Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate at the time of application. All loan repayments are allocated to the Guaranteed Principal Account.

The policyowner earns interest at a rate which is the greater of 3% or the policy loan rate less a MassMutual declared charge (maximum .75%) for expenses and taxes.

E. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

MassMutual charges the Strategic Variable Life Segment divisions for the mortality and expense risks it assumes. The charge is made daily at a current effective annual rate of 0.30% of the value of each division’s net assets.

Notes To Financial Statements (Continued)

MassMutual makes certain deductions from the annual premium before amounts are allocated to Strategic Variable Life Segment and the GPA. The deductions are for sales charges, state premium taxes and deferred acquisition cost tax charge. No additional deductions are taken when money is transferred from the GPA to the Strategic Variable Life Segment. MassMutual also makes certain charges for the cost of insurance and administrative costs.

5.	SALES AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly owned subsidiary of MassMutual, serves as principal underwriter of the policies. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

MML Investors Services, Inc. (“MMLISI”) a wholly owned subsidiary of MassMutual, serves as co-underwriter of the policies. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable life insurance agents under applicable state insurance laws.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriters of the policies.

6.	PURCHASES AND SALES OF INVESTMENTS

For The Year Ended December 31, 2000	Cost of Purchases	Proceeds from Sales

MML Equity Division	$ 3,564,546	$ (1,811,502)

MML Money Market Division	23,736,658	(19,101,877)

MML Managed Bond Division	1,663,217	(1,335,527)

MML Blend Division	1,590,829	(869,943)

MML Equity Index Division	8,960,786	(9,393,011)

Oppenheimer Money Division	5,620,529	(5,457,631)

Oppenheimer Bond Division	8,853,919	(7,864,255)

Oppenheimer High Income Division	8,596,545	(7,671,323)

Oppenheimer Aggressive Growth Division	17,708,657	(12,446,083)

Oppenheimer Capital Appreciation Division	16,552,995	(8,723,078)

Oppenheimer Multiple Strategies Division	1,034,830	(1,132,591)

Oppenheimer Global Securities Division	15,775,228	(7,589,678)

Oppenheimer Strategic Bond Division	7,882,214	(5,444,728)

Oppenheimer Main Street Growth & Income Division	4,249,651	(2,616,367)

Oppenheimer Small Cap Growth Division	2,684,177	(2,154,659)

Oppenheimer International Growth Division	49,331	(1,732)

Panorama LifeSpan Diversified Income Division	1,536	(7,390)

Panorama LifeSpan Balanced Division	3,813	(14,110)

Panorama LifeSpan Capital Appreciation	6,914	(29,037)

T. Rowe Price Mid-Cap Growth Division	1,861,993	(3,079,122)

T. Rowe Price New America Growth Division	28,051	(13,525)

Goldman Sachs Capital Growth Division	31,270	(282,646)

Goldman Sachs Mid Cap Value Division	394,802	(404,852)

Goldman Sachs CORE U.S. Equity Division	312,199	(6,265)

MFS New Discovery Division	260,836	(9,381)

MFS Emerging Growth Division	1,203,644	(679,705)

MFS Research Division	20,672	(429)

Janus Aspen WorldWide Growth Division	32,331	(74)

Janus Aspen Capital Appreciation Division	15,143	(35)
Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

For The Year Ended	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciaiton Division
December 31, 2000

Units purchased	1,302,955	12,801,807	1,105,046	516,444	793,563	2,014,884	4,494,398	3,436,826	1,502,511	3,439,765

Units withdrawn and transferred to Guaranteed Principal Account	(414,812)	(11,222,857)	(572,221)	(238,893)	(278,569)	(4,036,818)	(2,565,000)	(1,927,186)	(675,824)	(1,353,798)

Units transferred between divisions	(550,259)	1,866,219	(578,154)	(301,009)	(844,934)	1,998,340	(1,218,991)	(1,163,342)	485,543	(70,638)

Net Increase	337,884	3,445,169	(45,329)	(23,458)	(329,940)	(23,594)	710,407	346,298	1,312,230	2,015,329

Units, at beginning of the year	5,193,975	2,351,467	4,317,159	2,294,895	2,617,941	2,622,618	820,171	1,687,342	4,487,474	5,753,702

Units, at end of the year	5,531,859	5,796,636	4,271,830	2,271,437	2,288,001	2,599,022	1,530,578	2,033,640	5,799,704	7,769,031

For The Year Ended	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street Growth & Income Division	Oppenheimer Small Cap Growth Division	Oppenheimer International Growth Division	Panorama LifeSpan Diversified Income Division	Panorama LifeSpan Balanced Division	Panorama LifeSpan Capital Appreciation Division	T. Rowe Price Mid-Cap Growth Division
December 31, 2000 (Continued)

Units purchased	14,727	2,825,463	4,896,163	1,525,085	1,250,893	9,400	506	538	138	85,256

Units withdrawn and transferred to Guaranteed Principal Account	(96,953)	(1,476,735)	(2,549,759)	(902,604)	(394,844)	(1,860)	(116)	(513)	(609)	(58,723)

Units transferred between divisions	(49,321)	927,415	(744,539)	(131,093)	(482,733)	21,326	(5,390)	(8,065)	(15,889)	(851,734)

Net Increase	(131,547)	2,276,143	1,601,865	491,388	373,316	28,866	(5,000)	(8,040)	(16,360)	(825,201)

Units, at beginning of the period/year	713,149	3,901,269	1,200,536	1,588,178	313,145	-	5,000	8,040	16,360	1,010,565

Units, at end of the year	581,602	6,177,412	2,802,401	2,079,566	686,461	28,866	-	-	-	185,364

For The Year Ended	T. Rowe Price New American Growth Division	Goldman Sachs Capital Growth Division	Goldman Sachs Mid Cap Equity Division	Goldman Sachs CORE U.S. Equity Division	MFS New Discovery Division	MFS Emerging Growth Division	MFS Research Division	Janus Aspen WorldWide Growth Division	Janus Aspen Capital Appreciation Division
December 31, 2000 (Continued)

Units purchased	993	3,877	19,140	22,869	71,078	46,160	-	-	-

Units withdrawn and transferred to Guaranteed Principal Account	(969)	(762)	(19,409)	(4,556)	(39,095)	(27,260)	(281)	(91)	(44)

Units transferred between divisions	5,298	(193,792)	12,045	222,375	89,988	225,822	14,877	40,028	19,524

Net Increase	5,322	(190,677)	11,776	240,688	121,971	244,722	14,596	39,937	19,480

Units, at beginning of the period/year	54,194	221,310	-	-	-	123,539	8,315	-	-

Units, at end of the year	59,516	30,633	11,776	240,688	121,971	368,261	22,911	39,937	19,480

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS (Continued)

For The Year Ended December 31, 1999	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	Oppenheimer Money Division	Oppenheimer Bond Division	Oppenheimer High Income Division	Oppenheimer Aggressive Growth Division

Units purchased	1,147,432	3,340,388	752,174	638,310	573,795	11,587,396	76,362	255,225	531,488

Units withdrawn and transferred to Guaranteed Principal Account	(298,642)	(662,487)	(171,948)	(114,129)	(76,927)	(74,888)	(42,196)	(68,984)	(202,680)

Units transferred between divisions	476,594	(5,206,303)	612,093	(47,024)	1,209,775	(11,354,975)	253,984	816,279	1,139,207

Net Increase	1,325,384	(2,528,402)	1,192,319	477,157	1,706,643	157,533	288,150	1,002,520	1,468,015

Units, at beginning of the year	3,868,591	4,879,869	3,124,840	1,817,738	911,298	2,465,085	532,021	684,822	3,019,459

Units, at end of the year	5,193,975	2,351,467	4,317,159	2,294,895	2,617,941	2,622,618	820,171	1,687,342	4,487,474

For The Year Ended December 31, 1999 (Continued)	Oppenheimer Capital Appreciation Division	Oppenheimer Multiple Strategies Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	Oppenheimer Main Street Growth & Income Division	Oppenheimer Small Cap Growth Division	Panorama LifeSpan Diversified Income Division	Panorama LifeSpan Balanced Division	Panorama LifeSpan Capital Appreciation Division

Units purchased	1,069,251	76,496	355,979	79,954	224,022	11,338	19,585	3,954	7,105

Units withdrawn and transferred to Guaranteed Principal Account	(199,598)	(127,394)	(193,442)	(35,108)	(106,943)	(2,660)	(205)	(529)	(295)

Units transferred between divisions	1,421,615	286,657	2,289,490	900,741	573,684	304,467	(52,836)	(385)	4,550

Net Increase	2,291,268	235,759	2,452,027	945,587	690,763	313,145	(33,456)	3,040	11,360

Units, at beginning of the period/year	3,462,434	477,390	1,449,242	254,949	897,415	-	38,456	5,000	5,000

Units, at end of the year	5,753,702	713,149	3,901,269	1,200,536	1,588,178	313,145	5,000	8,040	16,360

For The Year Ended December 31, 1999 (Continued)	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	MFS Research Division	MFS Emerging Growth Division	Goldman Sachs Capital Growth Division	Goldman Sachs Mid Cap Value Division

Units purchased	19,359	32,322	-	12,705	4,874	1,577

Units withdrawn and transferred to Guaranteed Principal Account	(3,767)	(1,420)	(153)	(5,941)	(238)	(1,577)

Units transferred between divisions	994,973	23,292	8,468	116,775	216,674	-

Net Increase	1,010,565	54,194	8,315	123,539	221,310	-

Units, at beginning of the period/year	-	-	-	-	-	-

Units, at end of the year	1,010,565	54,194	8,315	123,539	221,310	-

Report of Independent Auditors

To the Board of Directors and Policyholders of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2000 and 1999, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The statutory financial statements of the Company for the year ended December 31, 1998 were audited by other auditors. Their report, dated February 25, 1999, expressed an opinion that those statements were not fairly presented in conformity with accounting principles generally accepted in the United States of America; however, such report also expressed an unqualified opinion on those financial statements’ conformity with the statutory basis of accounting described in Note 1 to the financial statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the 2000 and 1999 statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2000 and 1999, or the results of its operations or its cash flows for the years then ended.

In our opinion, the 2000 and 1999 statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended on the statutory basis of accounting described in Note 1.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
February 8, 2001

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2000	1999
	(In Millions)
Assets:

Bonds	$25,212.5	$24,598.4
Common stocks	486.8	393.1
Mortgage loans	6,949.5	6,540.8
Real estate	2,017.0	2,138.8
Other investments	2,842.8	2,418.2
Policy loans	5,727.1	5,466.9
Cash and short-term investments	2,292.4	1,785.8

Total invested assets	45,528.1	43,342.0
Other assets	1,436.3	1,330.7

	46,964.4	44,672.7
Separate account assets	18,820.6	20,453.0

Total assets	$65,785.0	$65,125.7

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2000	1999
	(In Millions)
Liabilities:

Policyholders’ reserves and funds	$39,117.3	$37,191.6
Policyholders’ dividends	1,130.3	1,070.8
Policyholders’ claims and other benefits	333.5	328.8
Federal income taxes	740.2	734.3
Asset valuation and other investment reserves	892.6	993.9
Other liabilities	915.8	943.0

	43,129.7	41,262.4

Separate account liabilities	18,819.7	20,452.0

Total liabilities	61,949.4	61,714.4

Policyholders’ contingency reserves	3,835.6	3,411.3

Total liabilities and policyholders’ contingency reserves	$65,785.0	$65,125.7

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2000	1999	1998
	(In Millions)
Revenue:

Premium income	$ 9,902.5	$ 7,630.3	$ 7,482.2
Net investment income	3,313.6	3,075.8	2,956.8
Fees and other income	(70.7)	184.3	154.0

Total revenue	13,145.4	10,890.4	10,593.0

Benefits and expenses:

Policyholders’ benefits and payments	9,238.4	7,294.0	5,873.9
Addition to policyholders’ reserves and funds	1,160.2	1,127.6	2,299.6
Operating expenses	451.5	450.7	509.5
Commissions	324.4	281.8	299.3
State taxes, licenses and fees	85.8	82.4	88.1

Total benefits and expenses	11,260.3	9,236.5	9,070.4

Net gain before federal income taxes and dividends	1,885.1	1,653.9	1,522.6

Federal income taxes	147.2	160.9	199.3

Net gain from operations before dividends	1,737.9	1,493.0	1,323.3

Dividends to policyholders	1,086.2	1,031.0	982.9

Net gain from operations	651.7	462.0	340.4

Net realized capital gain	93.2	5.4	25.4

Net income	$ 744.9	$ 467.4	$ 365.8

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	2000	1999	1998
	(In Millions)

Policyholders’ contingency reserves, beginning of year	$3,411.3	$3,188.8	$2,873.3

Increases (decreases) due to:

Net income	744.9	467.4	365.8
Net unrealized capital gains (losses)	(321.7)	(201.7)	17.4
Change in asset valuation and other investment reserves	101.3	59.5	(81.0)
Change in non-admitted assets	(100.3)	(11.2)	4.0
Change in prior year policyholders’ reserves	(0.2)	(13.0)	8.6
Benefit plan enhancements	–	(78.9)	–
Other	0.3	0.4	0.7

	424.3	222.5	315.5

Policyholders’ contingency reserves, end of year	$3,835.6	$3,411.3	$3,188.8

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2000	1999	1998
	(In Millions)
Operating activities:

Net income	$ 744.9	$ 467.4	$ 365.8
Addition to policyholders’ reserves, funds and policy benefits, net of transfers to separate accounts	1,930.4	1,911.0	1,472.8
Net realized capital gain	(93.2)	(5.4)	(25.4)
Other changes	(42.7)	(220.2)	15.4

Net cash provided by operating activities	2,539.4	2,152.8	1,828.6

Investing activities:

Loans and purchases of investments	(14,177.4)	(14,180.3)	(15,981.2)
Sales and maturities of investments and receipts from repayment of loans	12,144.6	12,690.0	13,334.7

Net cash used in investing activities	(2,032.8)	(1,490.3)	(2,646.5)

Increase (decrease) in cash and short-term investments	506.6	662.5	(817.9)

Cash and short-term investments, beginning of year	1,785.8	1,123.3	1,941.2

Cash and short-term investments, end of year	$ 2,292.4	$ 1,785.8	$ 1,123.3

See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

Massachusetts Mutual Life Insurance Company (the “Company”) is a mutual life insurance company and as such has no shareholders. The Company’s primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides either directly or through its subsidiaries a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states of the United States of America and the District of Columbia.

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would capitalize these expenses and recognize them over the life of the policies; (b) statutory policy reserves are based upon the commissioners reserve valuation methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon net level premium and estimated gross margin methods and appropriately conservative estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports them at fair value; (d) deferred income taxes are not provided for book-tax temporary differences as would be provided by GAAP; (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) majority owned subsidiaries are accounted for using the equity method, whereas GAAP would consolidate these entities; and (g) surplus notes are reported in policyholders’ contingency reserves, whereas GAAP would report them as liabilities.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America and is effective January 1, 2001. The effect of adopting Codification will be reported as an adjustment to policyholders’ contingency reserves on the effective date. The Company has initially estimated the impact on surplus as of January 1, 2001 to be an increase of approximately $119.0 million. Included in this total adjustment to policyholders’ contingency reserves is the non-admission of the prepaid pension asset, the change in accounting for certain investments, and the admission of net deferred tax assets. The Company believes that it has made a reasonable estimate based upon its interpretation of the principles outlined in Codification. However, future clarification of these principles by the Commonwealth of Massachusetts Division of Insurance or the NAIC may have a material impact on these estimates.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

Certain 1999 balances have been reclassified to conform to current year presentation.

The following is a description of the Company’s principal accounting policies and practices.

a. Investments

Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the interest method, preferred stocks in good standing at cost, and common stocks at fair value with unrealized gains and losses included in policyholders’ contingency reserves.

Mortgage loans are valued at unpaid principal net of unamortized premium or discount. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Real estate is valued at cost less accumulated depreciation, impairments and mortgage encumbrances. Encumbrances totaled $50.0 million in 2000 and $50.8 million in 1999. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

Notes to Statutory Financial Statements, Continued

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost.

Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statements of Financial Position and are accounted for using the equity method. During 2000 and 1999, the Company contributed additional paid-in capital of $210.0 million and $125.0 million respectively, to unconsolidated subsidiaries.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize the policyholders’ contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR defers after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest related hedging activities. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital losses of $66.7 million in 2000 and $29.2 million in 1999 and net realized after tax capital gains of $189.1 million in 1998 were deferred into the IMR. Amortization of the IMR into net investment income amounted to $42.0 million in 2000, $52.0 million in 1999, and $40.3 million in 1998.

Realized capital gains and losses, less taxes, not includable in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are recorded as a change in policyholders’ contingency reserves.

b. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contractholders. The Company receives administrative and investment advisory fees from these accounts. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts for which the contractholder assumes the investment risk, and guaranteed separate accounts for which the Company contractually guarantees a minimum return to the contractholder. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. Investment income and realized and unrealized gains and losses on the assets of separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Statutory Statement of Income.

c. Non-admitted Assets

Assets designated as “non-admitted” include furniture, certain equipment and other receivables and are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

d. Policyholders’ Reserves and Funds

Policyholders’ reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50 to 6.75 percent.

Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee contracts are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 2.50 to 5.50 percent.

Notes to Statutory Financial Statements, Continued

e. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

f.  Policyholders’ Dividends

The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders’ contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders’ dividends is the estimated amount of dividends to be paid during the following calendar year.

g. Cash and Short-term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

h. Policyholders’ Contingency Reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

2. SURPLUS NOTES

The Company issued surplus notes of $100.0 million at 7.5 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts (“the Commissioner”).

All payments of interest and principal are subject to the prior approval of the Commissioner. Anticipated sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 2000, 1999 and 1998.

The proceeds of the notes, less a $6.7 million reserve in 1999 for contingencies associated with the issuance of the notes, are recorded as a component of the Company’s policyholders’ contingency reserves as permitted by the Commonwealth of Massachusetts Division of Insurance. The 1999 surplus note contingency reserve is included in asset valuation and other investment reserves on the Statutory Statements of Financial Position.

3. BENEFIT PLANS

The Company provides multiple benefit plans to employees, agents and retirees, including retirement plans and life and health benefits.

Retirement Plans

On June 1, 1999, the Company converted its two non-contributory defined benefit plans into a cash balance pension plan. The cash balance pension plan covers substantially all of its employees. Benefits are expressed as an account balance which is increased with pay credits and interest credits. Prior to June 1, 1999, the Company offered two non-contributory defined benefit plans covering substantially all of its employees. One plan included active employees and retirees previously employed by Connecticut Mutual Life Insurance Company (“Connecticut Mutual”) which merged with MassMutual in 1996; the other plan included all other eligible employees and retirees. Benefits were based on the employees’ years of service, compensation during the last five years of employment and estimated social security retirement benefits.

The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, “Employers’ Accounting for Pensions.” Accordingly, as permitted by the Commonwealth of Massachusetts Division of Insurance, the Company has recognized a pension asset of $283.4 million and $214.4 million at December 31, 2000 and 1999, respectively. The expense credited to operations for this plan is $58.6 million, $53.5 million and $52.5 million for 2000, 1999 and 1998, respectively. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 2000 and 1999. The assets of the plans are invested in the Company’s general and separate accounts.

The Company also has defined contribution plans for employees and agents. The Company funds the plans by matching employee contributions, subject to statutory limits. Company contributions and related earnings are vested based on years of service using a graduated vesting schedule. In 1999, the Company changed its vesting schedule to 40 percent after one year of service, 80 percent after two years of service and 100 percent after three years of service.

During 1999, the Company offered an early retirement program to employees over the age of 50 with more than 10 years of service. Employees that elected this program received enhanced benefits that included an additional five years of credited service and an additional five years of attained age. Additionally, a 25% cash bonus was offered for those electing a lump sum settlement of their benefit. Employee pension benefits, including the early retirement program enhancements, are paid directly from plan assets. The Company recorded a $78.9 million reduction to Policyholders’ Contingency Reserves in 1999, as a result of these benefit plan enhancements.

Life and Health

Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company’s employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company adopted the NAIC accounting standard for post retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. At December 31, 2000 and 1999, the net unfunded accumulated benefit obligation was $166.8 million and $168.7 million, respectively, for employees and agents eligible to retire or currently retired and $29.5 million and $31.0 million, respectively, for participants not eligible to retire.

The status of the defined benefit plans as of December 31 is as follows:

	Retirement		Life and Health
	2000	1999	2000	1999
	(In Millions)
Accumulated benefit obligation at December 31	$ 822.8	$ 777.8	$ 185.4	$ 189.1
Fair value of plan assets at December 31	1,072.6	1,120.9	18.6	20.4

Funded status	$ 249.8	$ 343.1	$(166.8)	$(168.7)

Notes to Statutory Financial Statements, Continued

The following rates were used in determining the actuarial present value of the accumulated benefit obligations.

	Retirement		Life and Health
	2000	1999	2000	1999
Discount rate	7.50%	7.50%	7.50%	7.50%
Increase in future compensation levels	4.00%	4.00%	5.00%	5.00%
Long-term rate of return on assets	10.00%	9.00-10.00%	6.75%	6.75%
Assumed increases in medical cost rates in the first year	–	–	9.00%	9.00%
declining to	–	–	5.00%	5.00%
Within	–	–	5 years	5 years

A one percent increase in the annual assumed inflation rate of medical costs would increase the 2000 accumulated post retirement benefit liability and benefit expense by $9.8 million and $1.2 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 2000 accumulated post retirement benefit liability and benefit expense by $8.9 million and $1.1 million, respectively.

The net expense charged to operations for all employee benefit plans was $15.8 million in 2000, $28.9 million in 1999 and $32.1 million in 1998.

4. FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company’s estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as equity tax, resulted in effective tax rates which differ from the statutory tax rate.

The Company plans to file its 2000 federal income tax return on a consolidated basis with its eligible life insurance affiliates and its non-life affiliates. The Company and its eligible life affiliates and non-life affiliates are subject to a written tax allocation agreement, which allocates the group’s consolidated tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The Internal Revenue Service has completed examining the Company’s income tax returns through the year 1994 for Massachusetts Mutual and 1995 for Connecticut Mutual. The Internal Revenue Service is currently examining Massachusetts Mutual for the years 1995 through 1997 and Connecticut Mutual for its pre-merger 1996 tax year. The Company believes adjustments which may result from such examinations will not materially affect its financial position.

Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 2000 or 1999. The Company records the estimated effects of anticipated revisions in the Statutory Statements of Income.

Federal tax payments were $223.6 million in 2000, $82.5 million in 1999 and $152.4 million in 1998.

5. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2000, the Company has outstanding commitments to purchase privately placed securities, mortgage loans and real estate, which totaled $964.9 million, $394.0 million and $722.7 million, respectively.

Notes to Statutory Financial Statements, Continued

a. Bonds

The carrying value and estimated fair value of bonds are as follows:

	December 31, 2000
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U. S. Treasury securities and obligations of U. S. government corporations and agencies	$ 3,486.0	$ 68.9	$ 0.1	$ 3,554.8
Debt securities issued by foreign governments	42.8	0.3	2.3	40.8
Mortgage-backed securities	3,819.4	1.4	–	3,820.8
State and local governments	81.7	3.6	–	85.3
Corporate debt securities	14,690.8	46.0	145.6	14,591.2
Utilities	915.0	5.8	2.5	918.3
Affiliates	2,176.8	3.0	–	2,179.8

TOTAL	$25,212.5	$129.0	$150.5	$25,191.0

	December 31, 1999
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U. S. Treasury securities and obligations of U. S. government corporations and agencies	$ 3,870.8	$105.8	$ 99.9	$ 3,876.7
Debt securities issued by foreign governments	24.2	1.6	0.1	25.7
Mortgage-backed securities	3,468.5	64.8	93.5	3,439.8
State and local governments	295.7	12.9	11.1	297.5
Corporate debt securities	14,393.3	277.2	507.0	14,163.5
Utilities	801.6	36.7	18.5	819.8
Affiliates	1,744.3	3.9	2.9	1,745.3

TOTAL	$24,598.4	$502.9	$733.0	$24,368.3

The carrying value and estimated fair value of bonds at December 31, 2000, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)
Due in one year or less	$ 463.9	$ 463.7
Due after one year through five years	5,676.9	5,643.7
Due after five years through ten years	9,141.9	9,096.3
Due after ten years	3,345.6	3,401.7

	18,628.3	18,605.4
Mortgage-backed securities, including securities guaranteed by the U. S. government	6,584.2	6,585.6

TOTAL	$25,212.5	$25,191.0

Proceeds from sales of investments in bonds were $7,417.1 million during 2000, $10,621.2 million during 1999 and $11,663.4 million during 1998. Gross capital gains of $180.7 million in 2000, $103.3 million in 1999 and $331.8 million in 1998 and gross capital losses of $99.4 million in 2000, $132.0 million in 1999 and $47.3 million in 1998 were realized on those sales, portions of which were deferred into the IMR.

Notes to Statutory Financial Statements, Continued

b. Common Stocks

Common stocks had a cost of $486.7 million in 2000 and $325.0 million in 1999. Proceeds from sales of common stocks were $398.1 million during 2000, $302.3 million during 1999 and $296.8 million during 1998. Gross capital gains of $87.7 million in 2000, $65.8 million in 1999 and $78.0 million in 1998 and gross capital losses of $34.1 million in 2000, $16.2 million in 1999 and $16.3 million in 1998 were realized on these sales. Gross unrealized gains of $96.8 million in 2000 and $121.8 million in 1999 and gross unrealized losses of $96.7 million in 2000 and $60.5 million in 1999 were reported for these investments.

c. Mortgages

The Company had restructured loans with book values of $35.1 million and $81.1 million at December 31, 2000 and 1999, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 2000, 1999 and 1998.

At December 31, 2000, scheduled commercial mortgage loan maturities were as follows: 2001—$196.2 million; 2002—$479.7 million; 2003—$427.6 million; 2004—$321.3 million; 2005—$630.6 million and $3,627.3 million thereafter.

d. Other

The carrying value of investments which were non-income producing for the preceding twelve months was $113.5 million and $18.8 million at December 31, 2000 and 1999, respectively.

6. PORTFOLIO RISK MANAGEMENT

The Company uses common derivative financial instruments to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. These financial instruments described below are not recorded in the financial statements, unless otherwise noted. The Company does not hold or issue these financial instruments for trading purposes.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Gains and losses realized on the termination of contracts are deferred and amortized through the IMR over the remaining life of the associated contract. Net amounts receivable and payable are accrued as adjustments to net investment income and included in other assets on the Statutory Statements of Financial Position. At December 31, 2000 and 1999, the Company had swaps with notional amounts of $10,314.5 million and $9,403.5 million, respectively.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The amounts paid for options purchased are amortized into net investment income over the life of the contract on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are deferred and amortized through the IMR over the remaining life of the option contract. At December 31, 2000 and 1999, the Company had option contracts with notional amounts of $10,089.8 million and $11,825.5 million, respectively. The Company’s credit risk exposure was limited to the unamortized costs of $69.6 million and $76.9 million at December 31, 2000 and 1999, respectively.

Notes to Statutory Financial Statements, Continued

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into net investment income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Amounts receivable and payable are accrued as adjustments to net investment income and included in the Statutory Statements of Financial Position as other assets. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are deferred and amortized through the IMR over the remaining life of the associated cap or floor agreement. At December 31, 2000 and 1999, the Company had agreements with notional amounts of $2,883.0 million and $3,264.2 million, respectively. The Company’s credit risk exposure on these agreements is limited to the unamortized costs of $7.9 million and $11.1 million at December 31, 2000 and 1999, respectively.

The Company enters into forward U.S. Treasury, Government National Mortgage Association (“GNMA”) and Federal National Mortgage Association (“FNMA”) commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and deferred and amortized through the IMR over the remaining life of the asset. At December 31, 2000 and 1999, the Company had U. S. Treasury, GNMA and FNMA purchase commitments which will settle during the following year with contractual amounts of $412.3 million and $175.1 million, respectively.

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company’s futures contracts are exchange traded with minimal credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Gains and losses on these contracts are recorded when the contract is closed and amortized through the IMR over the remaining life of the underlying asset. As of December 31, 2000, the Company had entered into financial futures contracts with contractual amounts of $992.8 million. At December 31, 1999, the Company did not have any open financial futures contracts.

The Company utilizes certain other agreements to reduce exposures to various risks. Notional amounts relating to these agreements totaled $1,002.2 million and $582.6 million at December 31, 2000 and 1999, respectively.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $548.3 million and $59.9 million at December 31, 2000 and 1999, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions are obtained with counterparties when considered prudent.

Notes to Statutory Financial Statements, Continued

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The following table summarizes the carrying value and fair values of the Company’s financial instruments at December 31, 2000 and 1999.

	2000		1999
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$25,212.5	$25,191.0	$24,598.4	$24,368.3
Common stocks	486.8	486.8	393.1	393.1
Preferred stocks	135.8	137.1	117.9	115.6
Mortgage loans	6,949.5	7,081.0	6,540.8	6,410.6
Policy loans	5,727.1	5,727.1	5,466.9	5,466.9
Cash & short-term investments	2,292.4	2,292.4	1,785.8	1,785.8

Financial liabilities:
Investment type insurance contracts	8,436.9	8,290.3	8,016.4	7,621.9

Off-balance sheet financial instruments:
Interest rate swap agreements	–	409.1	–	(137.3)
Financial options	69.6	89.3	76.9	73.8
Interest rate caps & floors	7.9	17.7	11.1	4.8
Forward commitments	–	413.6	–	174.1
Other	(5.9)	11.5	–	(20.3)

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds, common and preferred stocks: The estimated fair value of bonds and stocks is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by the Company using a pricing matrix.

Mortgage loans: The estimated fair value of mortgage loans is determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans.

Policy loans, cash and short-term investments: Fair values for these instruments approximate the carrying amounts reported in the Statutory Statements of Financial Position.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts are determined by discounted cash flow projections.

Off-balance sheet financial instruments: The fair values for off-balance sheet financial instruments are based upon market prices or prices obtained from brokers.

8. RELATED PARTY TRANSACTIONS

The Company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements were $241.7 million, $241.9 million, and $205.0 million for 2000, 1999 and 1998, respectively.

Various subsidiaries and affiliates provide investment advisory services for the Company. Total fees for such services were $98.8 million, $43.9 million and $40.6 million for 2000, 1999, and 1998, respectively.

Notes to Statutory Financial Statements, Continued

The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $358.3 million in 2000, $39.2 million in 1999 and $41.3 million in 1998. Total policyholder benefits assumed on these agreements were $47.6 million in 2000, $43.8 million in 1999 and $40.6 million in 1998.

9. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

MassMutual has two primary insurance subsidiaries, C.M. Life Insurance Company (“C.M. Life”), which primarily writes variable annuities and universal and variable life insurance, and MML Bay State Life Insurance Company (“MML Bay State”), which primarily writes variable life and annuity business. The Company’s wholly-owned non-insurance subsidiary MassMutual Holding Company, Inc. (“MMHC”) owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

The Company accounts for the value of its investments in subsidiaries at their underlying net equity. Net investment income is recorded by the Company to the extent that dividends are declared by the subsidiaries. During 2000 and 1999, the Company received $132.9 million and $100.0 million in dividends from MMHC, respectively. Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. In the normal course of business, the Company provides specified guarantees and funding to its subsidiaries, including contributions, if needed, to C.M. Life and MML Bay State to meet regulatory capital requirements. At December 31, 2000, the Company had approximately $500.0 million of outstanding funding commitments and a $500.0 million support agreement related to credit facilities. The Company holds debt issued by MMHC and its subsidiaries of $2,034.8 million and $1,625.6 million at December 31, 2000 and 1999, respectively.

Below is summarized financial information for the unconsolidated subsidiaries as of December 31 and for the year then ended:

	2000	1999
	(In Millions)
Domestic life insurance subsidiaries:
Total revenue	$3,355.9	$1,587.3
Net loss	(5.5)	(26.1)
Assets	8,738.3	5,961.0
Liabilities	8,419.5	5,697.1

Other subsidiaries
Total revenue	$1,607.2	$1,278.9
Net income	72.4	106.7
Assets	4,992.2	3,541.8
Liabilities	4,119.6	2,847.2

10. REINSURANCE

The Company enters into reinsurance agreements with other insurance companies in the normal course of business. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Total premiums ceded were $160.2 million in 2000, $141.7 million in 1999 and $183.9 million in 1998.

11. BUSINESS RISKS AND CONTINGENCIES

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

Notes to Statutory Financial Statements, Continued

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

12. SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2000, is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Mortgage Finance, LLC
The MassMutual Trust Company
MML Bay State Life Insurance Company
MML Distributors, LLC
Persumma Financial, LLC – 77.84%

Subsidiaries of MassMutual Holding Company
CM Property Management, Inc.
G.R. Phelps & Co., Inc.
HYP Management, Inc.
MassMutual Assignment Company
MassMutual Benefits Management, Inc.
MassMutual Funding, LLC
MassMutual Holding MSC, Inc.
MassMutual Holding Trust I
MassMutual International, Inc.
MMHC Investments, Inc.
MML Investor Services, Inc.
MML Realty Management Corporation
Urban Properties, Inc.

Subsidiaries of MassMutual Holding Trust I
Antares Capital Corporation – 80.0%
Cornerstone Real Estate Advisers, Inc.
DLB Acquisition Corporation – 98.0%
Oppenheimer Acquisition Corporation – 92.34%
Notes to Statutory Financial Statements, Continued

Subsidiaries of MassMutual International, Inc.
MassLife Seguros de Vida S. A. – 99.9%
MassMutual Asia, Limited
MassMutual (Bermuda) Ltd.
MassMutual Internacional (Argentina) S.A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S. A. – 92.5%
MassMutual International (Luxembourg) S. A. – 99.9%

Subsidiaries of MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 41.75%
9048-5434 Quebec, Inc.
1279342 Ontario Limited

Subsidiary of MMHC Investment, Inc.
MassMutual/Darby CBO LLC

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Fund
MassMutual Institutional Funds

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article V of the By-laws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

    (a) each director, officer or employee;

    (b) any individual who serves at the request of the Company as a Secretary, a director, board member, committee member,
    officer or employee of any organization or any separate
    investment account, or;

    (c) any individual who serves in any capacity with respect to employee benefit plans;

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person's heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1) any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2) any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3) any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person's indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2), and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person's conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION UNDER SECTION 26(e)(2)(A)
OF THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 9

This Post-Effective Amendment is comprised of the following documents:

The Facing Sheet.

Cross-reference to items required by Form N-8B-2.

The Prospectus consisting of 85 pages.

The Undertaking to File Reports.

The undertaking pursuant to Rule 484 under the Securities Act of 1933.

Representation under Section 26(e)(2)(A) of the Investment Company Act of 1940.

The Signatures.

Written Consents of the Following Persons:

1.	Independent auditors', Deloitte & Touche LLP.

2.	Counsel opining as to the legality of securities being registered.

3.	Opinion opining as to actuarial matters contained in the Post-Effective Amendment by John M. Valencia, Assistant Vice President.

The following Exhibits:

1.	The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

A.	(1) Resolution of Board of Directors of MassMutual establishing the Separate Account.(1)

(2) Not applicable.

(3) Form of Distribution Contracts:

(a)(1) Form of Distribution Servicing Agreement between MML Distributors, LLC, and MassMutual.(3)

(a)(2) Co-Underwriting Agreement between MML Investors Services, Inc. and MassMutual.(3)

(a)(3) Broker-Dealer Selling Agreement.(3)

(b) Not applicable.

(c) Not applicable.

(4) Not applicable.

(5) Form of Flexible Premium Variable Whole Life Insurance Policy.(4)

(6) (a) Certificate of Incorporation of MassMutual.(1)

(b) By-Laws of MassMutual.(1)

(7) Not applicable.

(8) (a) Form of Participation Agreement with Oppenheimer Variable Account Funds.(1)

(b) Form of Participation Agreement with Panorama Series Fund, Inc.(1)

(c) Participation Agreement with T. Rowe Price Equity Series, Inc.(7)

(d) Participation Agreement with MFS Variable Insurance Trust. (7)

(e) Form of Participation Agreement with Goldman Sachs Variable Insurance Trust. (7)

(f) Participation Agreement with American Century Variable Portfolios, inc. (10)

(g) Participation Agreement with Janus Aspen Series (9)

(9) Not applicable.

(10) Application for a Flexible Premium Variable Whole Life Insurance Policy.(4)

(11) Memorandum describing MassMutual's issuance, transfer,
and redemption procedures for the Policy.(4)

2.	Opinion and Consent of Counsel as to the legality of the
securities being registered.(8)

3.	No financial statement will be omitted from the Prospectus
pursuant to Instruction 1(b) or (c) of Part I.

4.	Not applicable.

5.	Opinion and consent of John M. Valencia opining as to actuarial matters pertaining to the securities being registered.(8)

6.	Consent of Independent Auditors', Deloitte & Touche LLP.(8)

7.	(i) Powers of Attorney.(1)
(ii) Power of Attorney for Roger G. Ackerman.(6)
(iii) Power of Attorney for Robert J. O'Connell and Thomas B. Wheeler(5)
(iv) Power of Attorney for Howard Gunton(9)

(1) Incorporated by reference to Registration Statement No. 333-22557, filed February 28, 1997.

(2) Incorporated by reference to Post-Effective Amendment Number 1 to Registration Statement No. 33-87904 filed with the Commission on April 30, 1996.

(3) Incorporated by reference to Post-Effective Amendment Number 2 to Registration Statement No. 33-87904 filed with the Commission on February 28, 1997.

(4) Incorporated by reference to Post-Effective Amendment Number 6 to Registration Statement No. 33-87904 filed with the Commission on April 24, 1998.

(5) Incorporated by reference to Pre-Effective Amendment Number 1 to Registration Statement No. 333-65887 filed with the Commission on January 28, 1999.

(6) Incorporated by reference to Registration Statement No. 333-45039, filed with the Commission on June 4, 1998.

(7) Incorporated by reference to Initial Registration Statement No. 333-65887 filed with the Commission on October 20, 1998.

(8) Filed herewith.

(9) Incorporated by reference to Pre-Effective Amendment Number 2 to Registration Statement No. 333 - 80991, filed on September 20, 1999.

(10) Incorporated by reference to Pre-Effective Amendment Number 1 to Registration Statement No. 333.41667, filed on March 19, 1998.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 9 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 9 to Registration Statement No. 33-87904 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 25th day of April, 2001.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
   (Depositor)

By: /s/ Robert J. O'Connell*
Robert J. O'Connell, President, Chief Executive Officer and Chairman of the Board
Massachusetts Mutual Life Insurance Company

/s/ Richard M. Howe	On April 25, 2001, as Attorney-in-Fact pursuant to
*Richard M. Howe	powers of attorney incorporated by reference.

          As required by the Securities Act of 1933, this Post-Effective Amendment No. 8 to Registration Statement No. 33-87904 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert J. O'Connell* Robert J. O'Connell	President and Chief Executive Officer, Director and Chairman of the Board	April 25, 2001

/s/ Howard Gunton* Howard Gunton	Executive Vice President and Chief Financial Officer	April 25, 2001

/s/ Roger G. Ackerman* Roger G. Ackerman	Director	April 25, 2001

/s/ James R. Birle* James R. Birle	Director	April 25, 2001

/s/ Gene Chao* Gene Chao, Ph.D.	Director	April 25, 2001

/s/ Patricia Diaz Dennis* Patricia Diaz Dennis	Director	April 25, 2001

/s/ Anthony Downs* Anthony Downs	Director	April 25, 2001

/s/ James L. Dunlap* James L. Dunlap	Director	April 25, 2001

/s/ William B. Ellis* William B. Ellis, Ph.D.	Director	April 25, 2001

/s/ Robert M. Furek* Robert M. Furek	Director	April 25, 2001

/s/ Charles K. Gifford* Charles K. Gifford	Director	April 25, 2001

/s/ William N. Griggs* William N. Griggs	Director	April 25, 2001
/s/ Sheldon B. Lubar* Sheldon B. Lubar	Director	April 25, 2001
/s/ William B. Marx, Jr.* William B. Marx, Jr.	Director	April 25, 2001
/s/ John F. Maypole* John F. Maypole	Director	April 25, 2001
/s/ Alfred M. Zeien* Alfred M. Zeien	Director	April 25, 2001
/s/ Richard M. Howe *Richard M. Howe	On April 25, 2001, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

REPRESENTATION BY REGISTRANT'S COUNSEL

As counsel to the Registrant, I, Jennifer B. Sheehan, have reviewed this Post-Effective Amendment No. 9 to Registration Statement No. 33-87904 and I represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/ Jennifer B. Sheehan________________ Jennifer B. Sheehan Counsel Massachusetts Mutual Life Insurance Company

EXHIBIT LIST

99.2	Opinion and Consent of Jennifer B. Sheehan
99.C.1	Consent of Independent Auditors', Deloitte & Touche LLP.
99.C.6	Opinion and Consent of John M. Valencia